Exhibit 2.155

TENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

COLLECTABLE SPORTS ASSETS, LLC

THIS TENTH AMENDMENT TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF COLLECTABLE SPORTS ASSETS, LLC (the “Company”), dated effective as of April 15, 2021 (this “Amendment”), is made and entered into by the Members of the Company who have executed this Amendment.

RECITALS

WHEREAS, the Company is governed by that certain Amended and Restated Operating Agreement, dated as of July 7, 2020 (the “the Original Operating Agreement”), as amended by that certain First Amendment to Limited Liability Company Agreement dated as of August 31, 2020 (the “First Amendment”), as further amended by that certain Second Amendment to Limited Liability Company Agreement dated as of September 14, 2020 (the “Second Amendment”), as further amended by that certain Third Amendment to Limited Liability Company Agreement dated as of September 28, 2020 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Limited Liability Company Agreement dated as of October 12, 2020 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Limited Liability Company Agreement dated as of November 4, 2020 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment to Limited Liability Company Agreement dated as of December 11, 2020 (the “Sixth Amendment”), as further amended by that certain Seventh Amendment to Limited Liability Company Agreement dated as of December 28, 2020 (the “Seventh Amendment”), as further amended by that certain Eighth Amendment to Limited Liability Company Agreement dated as of January 26, 2021 (the “Eighth Amendment”), as further amended by that certain Ninth Amendment to Limited Liability Company Agreement dated as of March 10, 2021 (the “Ninth Amendment”) and, together with the Original Operating Agreement, the “Existing Operating Agreement”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Existing Operating Agreement.

WHEREAS, the Company wishes to amend the Existing Operating Agreement to add fifty-eight additional Series to be issued by the Company and to amend the terms of seven existing Series that may be issued by the Company.

WHEREAS, pursuant to section 12.1 of the Existing Operating Agreement, the Managing Member, without the consent of any Economic Member, may amend any of the terms of the Existing Operating Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Operating Agreement is hereby amended as follows:

1.              The Table of Contents to the Existing Operating Agreement is amended to add the following immediately below the references to the Exhibits:

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 10

“Exhibit 146	- Series Designation	#JOKICREFRACTOR1OF1
Exhibit 147	- Series Designation	#KILLEBREWJERSEY
Exhibit 148	- Series Designation	#LEBRONWADEBOSHROOKIEMATRIX
Exhibit 149	- Series Designation	#KAWHINT9.5
Exhibit 150	- Series Designation	#LUKAWHITESPARKLE
Exhibit 151	- Series Designation	#WADEEXQUISITE8.5
Exhibit 152	- Series Designation	#JORDANLEBRONMAGICTRIPLESIGS
Exhibit 153	- Series Designation	#KOBEATOMICREFRACTOR
Exhibit 154	- Series Designation	#LEBRONSPXBGS9.5
Exhibit 155	- Series Designation	#SANDERSPAYTONPASSINGTHETORCH
Exhibit 156	- Series Designation	#1955TOPPSBASEBALLSET
Exhibit 157	- Series Designation	#LOUGEHRIGRCPHOTO
Exhibit 158	- Series Designation	#DONOVANMITCHELLNT9.5
Exhibit 159	- Series Designation	#DMITCHELLGOLDREFRACTORBGS9.5
Exhibit 160	- Series Designation	#ALIROOKIECARDBVG8
Exhibit 161	- Series Designation	#KOUFAXPSA8
Exhibit 162	- Series Designation	#BREESFINESTBASKET
Exhibit 163	- Series Designation	#KEVINDURANTEXQUISITEBGS9
Exhibit 164	- Series Designation	#SHAQRCPSA10BASKET
Exhibit 165	- Series Designation	#TROUTBOWMANBASKET
Exhibit 166	- Series Designation	#SATCHELPAIGE48LEAFSGC30
Exhibit 167	- Series Designation	#SHOELESSJOEJACKSON1915PSA8
Exhibit 168	- Series Designation	#1982TOPPSBASEBALLTRAYPACKCASE
Exhibit 169	- Series Designation	#1909E95SGCSET
Exhibit 170	- Series Designation	#NEGROLEAGUELEGENDARYCUTSBASKET
Exhibit 171	- Series Designation	#ACUNABOWMAN10BASKET
Exhibit 172	- Series Designation	#LUKAFLAWLESS9.5
Exhibit 173	- Series Designation	#03EXQUISITEBOX
Exhibit 174	- Series Designation	#JORDAN85STARBGS8.5
Exhibit 175	- Series Designation	#NTBBALLWAXBUNDLE
Exhibit 176	- Series Designation	#BRADYCHAMPIONSHIPTICKET
Exhibit 177	- Series Designation	#TROUTBOWMANPRISTINE
Exhibit 178	- Series Designation	#LBJEXQUISITE
Exhibit 179	- Series Designation	#KOBE96REFRACTORBGS9.5
Exhibit 180	- Series Designation	#03TOPPSCHROMEWAX
Exhibit 181	- Series Designation	#BRADYBOWMAN10
Exhibit 182	- Series Designation	#KDTOPPSCHROME10
Exhibit 183	- Series Designation	#LBJKOBETOPPSBASKET
Exhibit 184	- Series Designation	#SOTOORANGEREFRACTORBGS9.5

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 10

Exhibit 185	- Series Designation	#TROUTFINESTSUPERFRACTOR
Exhibit 186	- Series Designation	#MAGICBIRDDRJPSA9BASKET
Exhibit 187	- Series Designation	#JORDAN86FLEERBGS9.5BASKET
Exhibit 188	- Series Designation	#OVECHKINSPAUTHBASKET9.5
Exhibit 189	- Series Designation	#MANTLE1963PSA9
Exhibit 190	- Series Designation	#GRETZKY1979TOPPS9
Exhibit 191	- Series Designation	#MESSIMEGACRACKSBGS9.5BASKET
Exhibit 192	- Series Designation	#HONUSWAGNER1910PSA5
Exhibit 193	- Series Designation	#MANTLE1953BOWMAN8BASKET
Exhibit 194	- Series Designation	#MANTLE1953TOPPS8
Exhibit 195	- Series Designation	#MAYS1957LADDERBASKET
Exhibit 196	- Series Designation	#AARONDECADEBASKET
Exhibit 197	- Series Designation	#BILLRUSSELLEXQUISITEBGS9
Exhibit 198	- Series Designation	#YOGIBERRARCPSA9
Exhibit 199	- Series Designation	#TRAEYOUNGFLAWLESSGREENBGS9
Exhibit 200	- Series Designation	#MAGICBIRDDRJ1980PSA9
Exhibit 201	- Series Designation	#BRADY2000SPXSPECTRUMBGS9.5
Exhibit 202	- Series Designation	#MPJCHAMPIONSHIPTICKET
Exhibit 203	- Series Designation	#ERLINGHAALANDPSA10BASKET”

2.          Section 15.11(a) of the Existing Operating Agreement is amended to delete the “and” that appears at the end of current subsection (135), replace the “.” that appears at the end of current subsection (136) with a “;”add a “:” at the end of each of current subsections (137) through (145), and to add the following immediately below subsection (145) thereof:

“(146)	- Series Designation	#JOKICREFRACTOR1OF1;
(147)	- Series Designation	#KILLEBREWJERSEY;
(148)	- Series Designation	#LEBRONWADEBOSHROOKIEMATRIX;
(149)	- Series Designation	#KAWHINT9.5;
(150)	- Series Designation	#LUKAWHITESPARKLE;
(151)	- Series Designation	#WADEEXQUISITE8.5;
(152)	- Series Designation	#JORDANLEBRONMAGICTRIPLESIGS;
(153)	- Series Designation	#KOBEATOMICREFRACTOR;
(154)	- Series Designation	#LEBRONSPXBGS9.5;
(155)	- Series Designation	#SANDERSPAYTONPASSINGTHETORCH;
(156)	- Series Designation	#1955TOPPSBASEBALLSET;
(157)	- Series Designation	#LOUGEHRIGRCPHOTO;
(158)	- Series Designation	#DONOVANMITCHELLNT9.5;
(159)	- Series Designation	#DMITCHELLGOLDREFRACTORBGS9.5;
(160)	- Series Designation	#ALIROOKIECARDBVG8;

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 10

(161)	- Series Designation	#KOUFAXPSA8;
(162)	- Series Designation	#BREESFINESTBASKET;
(163)	- Series Designation	#KEVINDURANTEXQUISITEBGS9;
(164)	- Series Designation	#SHAQRCPSA10BASKET;
(165)	- Series Designation	#TROUTBOWMANBASKET;
(166)	- Series Designation	#SATCHELPAIGE48LEAFSGC30;
(167)	- Series Designation	#SHOELESSJOEJACKSON1915PSA8;
(168)	- Series Designation	#1982TOPPSBASEBALLTRAYPACKCASE;
(169)	- Series Designation	#1909E95SGCSET;
(170)	- Series Designation	#NEGROLEAGUELEGENDARYCUTSBASKET;
(171)	- Series Designation	#ACUNABOWMAN10BASKET;
(172)	- Series Designation	#LUKAFLAWLESS9.5;
(173)	- Series Designation	#03EXQUISITEBOX;
(174)	- Series Designation	#JORDAN85STARBGS8.5;
(175)	- Series Designation	#NTBBALLWAXBUNDLE;
(176)	- Series Designation	#BRADYCHAMPIONSHIPTICKET;
(177)	- Series Designation	#TROUTBOWMANPRISTINE;
(178)	- Series Designation	#LBJEXQUISITE;
(179)	- Series Designation	#KOBE96REFRACTORBGS9.5;
(180)	- Series Designation	#03TOPPSCHROMEWAX;
(181)	- Series Designation	#BRADYBOWMAN10;
(182)	- Series Designation	#KDTOPPSCHROME10;
(183)	- Series Designation	#LBJKOBETOPPSBASKET;
(184)	- Series Designation	#SOTOORANGEREFRACTORBGS9.5;
(185)	- Series Designation	#TROUTFINESTSUPERFRACTOR;
(186)	- Series Designation	#MAGICBIRDDRJPSA9BASKET;
(187)	- Series Designation	#JORDAN86FLEERBGS9.5BASKET;
(188)	- Series Designation	#OVECHKINSPAUTHBASKET9.5;
(189)	- Series Designation	#MANTLE1963PSA9;
(190)	- Series Designation	#GRETZKY1979TOPPS9;
(191)	- Series Designation	#MESSIMEGACRACKSBGS9.5BASKET;
(192)	- Series Designation	#HONUSWAGNER1910PSA5;
(193)	- Series Designation	#MANTLE1953BOWMAN8BASKET;
(194)	- Series Designation	#MANTLE1953TOPPS8;
(195)	- Series Designation	#MAYS1957LADDERBASKET;
(196)	- Series Designation	#AARONDECADEBASKET;
(197)	- Series Designation	#BILLRUSSELLEXQUISITEBGS9;
(198)	- Series Designation	#YOGIBERRARCPSA9;
(199)	- Series Designation	#TRAEYOUNGFLAWLESSGREENBGS9;

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 10

(200)	- Series Designation	#MAGICBIRDDRJ1980PSA9;
(201)	- Series Designation	#BRADY2000SPXSPECTRUMBGS9.5;
(202)	- Series Designation	#MPJCHAMPIONSHIPTICKET; and
(203)	- Series Designation	#ERLINGHAALANDPSA10BASKET.”

3.          Section 15.11(b) of the Existing Operating Agreement is amended to change the reference from “Exhibits 1-45” to “Exhibits 1-203”.

4.          Signature blocks for each of Series #JokicRefractor1of1; #KillebrewJersey; #LeBronWadeBoshRookieMatrix; #KawhiNT9.5; #LukaWhiteSparkle; #WadeExquisite8.5; #JordanLeBronMagicTripleSigs; #KobeAtomicRefractor; #LeBronSPXBGS9.5; #SandersPaytonPassingtheTorch; #1955ToppsBaseballSet; #LouGehrigRCPhoto; #DonovanMitchellNT9.5; #DMitchellGoldRefractorBGS9.5; #AliRookieCardBVG8; ; #KoufaxPSA8; #BreesFinestBasket; #KevinDurantExquisiteBGS9; #ShaqRCPSA10Basket; #TroutBowmanBasket; #SatchelPaige48LeafSGC30; #ShoelessJoeJackson1915PSA8; #1982ToppsBaseballTrayPackCase; #1909E95SGCSet; #NegroLeagueLegendaryCutsBasket; #AcunaBowman10Basket; #LukaFlawless9.5; #03ExquisiteBox; #Jordan85StarBGS8.5; #NTBBallWaxBundle; #BradyChampionshipTicket; #TroutBowmanPristine; #LBJExquisite; #Kobe96RefractorBGS9.5; #03ToppsChromeWax; #BradyBowman10; #KDToppsChrome10; #LBJKobeToppsBasket; #SotoOrangeRefractorBGS9.5; #TroutFinestSuperfractor; #MagicBirdDrJPSA9; #Jordan86FleerBGS9.5Basket; #OvechkinSPAuthBasket9.5; #Mantle1963PSA9; #Gretzky1979Topps9; #MessiMegacracksBGS9.5Basket; #HonusWagner1910PSA5; #Mantle1953Bowman8Basket; #Mantle1953Topps8; #Mays1957LadderBasket; #AaronDecadeBasket; #BillRussellExquisiteBGS9; #YogiBerraRCPSA9; #TraeYoungFlawlessGreenBGS9; #MagicBirdDrJ1980PSA9; #Brady2000SPXSpectrumBGS9.5; #MPJChampionshipTicket; and #ErlingHaalandPSA10Basket shall be added to the signature page(s) of the Existing Operating Agreement.

5.          Exhibits 17, 112, 127, 132, 135, 136 and 137 to the Existing Operating Agreement are amended as follows:

•	The date of “November 6,2021” that appears in Exhibit 17 (mistakenly referred to as Exhibit 20 in the Sixth Amendment) shall be deleted and replaced with “March 24, 2021”.

•	The date of “February 28, 2021” that appears in each of Exhibits 112, 127, 132, 136 and 137 shall be deleted and replaced with “April 12, 2021”.

•	The date of “March 1,2021” that appears in Exhibits 135 shall be deleted and replaced with “March 15, 2021”.

6.          Schedules I through LVIII to this Amendment shall be added, respectively, as Exhibits 146 through 203 to the Existing Operating Agreement

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 10

7.          No Other Modification. Except as specifically modified herein, all terms and conditions of the Existing Operating Agreement remain unmodified and in full force and effect.

8.          Headings. The section headings contained in this Amendment are for reference purposes only and will not affect in any way the meaning or interpretation of this Amendment.

9.          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

[Signatures on Next Page]

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 10

Signature Pages

to

AMENDMENT NO. 10 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

IN WITNESS WHEREOF, this Tenth Amendment to the Operating Agreement of COLLECTABLE SPORTS ASSETS, LLC is executed effective as of the date first written above.

MANAGING MEMBER OF
COLLECTABLE SPORTS ASSETS, LLC

CS Asset Manager, LLC, a Delaware limited
liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

[Signatures Continue on Following Page]

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 10

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AMENDMENT NO. 10 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

MANAGING MEMBER OF THE FOLLOWING SERIES OF COLLECTABLE SPORTS ASSETS, llc:

#LEBRONULTIMATE

#TATISBOWMANBLACKLABEL

#GIANNISGOLDIMMACULATE

#TIGERSIFORKIDS

#ANDRETHEGIANT

#MARINOMANNINGFAVREJERSEYS

#GALESAYERSJERSEY

#DICKBUTKUSJERSEY

#2000PLAYOFFCONTENDERSWAX

#TEDWILLIAMS1939PLAYBALL

#TATUMFLAWLESS10

#LEBRONEMBLEMSOFENDORSEMENT

#COBBMINTE98

#UNITAS1965JERSEY

#CHAMBERLAINHSUNIFORM

#TROUTGLOVE

#55JACKIEROBINSONPSA10

#MOOKIEBETTSGLOVE

#LEBRONBLACKREFRACTOR

#GIANNISRPA

#BRADYROOKIE

#1986WAX

#SEAVER1971PSA10

#GRETZKYOPEECHEE1979

#ZIONRPABGS9

#BANKS1954PSA9

#KOUFAX1955PSA8.5

#MANTLE1952TOPPSPSA8

#JORDAN85NIKEBASKET

#JORDANROOKIEJERSEY

#TIGERPUTTER

#MAHOMESEMERALDRPABGS9

#EMMITTSMITHMVPBASKET

#EMMITTSMITH10KJERSEY

#LAMARJACKSONBASKET

#RUTHGEHRIGBALL

#CURRYBASKET

#LEBRONROOKIE

#KAWHIBASKET

#MANTLEMINT1953

#JORDANPSA10

#LUKAROOKIE

#MAHOMESROOKIE

#MAGICBIRDDRJ

#JACKIEROBINSONAUTOBAT

#ALIWBCBELT

#ALCINDORUCLAJACKET

#MANTLE1952BOWMANPSA8

#DURANTCHROMEREFRACTORPSA10

#GIANNISIMMACULATE

#BRADYREEBOKFLAWLESS

#18-19BASKETBALLGROWTHBASKET

#TatisGoldRefractor9.5

#DurantExquisite)

#DoncicBluePSA10

#Mays1960PSA9

#Clemente1955PSA8

#Aaron1954PSA8

#BradyPlayoffContendersBasket

#ClementeWhite&GrayBasket

#FrankRobinson1957PSA9Basket

#DWadeUltimate

#JeterFoilRCBasketBGS9.5

#1964KoufaxJersey

#Clemente68Jersey

#HallOfFameBaseball

#Aaron1954PSA8.5

#BettsGoldRefractorBASKET

#AcunaGold9.5

#JordanLeBronMeloTripleLogoMan

#1969ToppsBasketballSet

#GleyberTorresOrange

#CobbVintageT206Photo

#Mays1951Photo

#RodgersPlayoffContendersGreen

#TraeYoungFlawlessBGS9

#Mays1959PSA9Basket

#YastrzemskiRC9Basket

#Koufax55PSA9

#Mays1952PSA8

#Mantle1960PSA9

#MontanaRCPSA10

#TigerSPAuthenticBGS9.5

#Mantle1956PSA8Basket

# MagicBirdDrJPSA8Basket

#RickeyHendersonRCPSA10

#MikanRCPhoto

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 10

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AMENDMENT NO. 10 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#Mantle52ToppsPhoto
#NamathRCPhoto
#WiltChamberlain61PSA9
#Mantle52ToppsPSA7
#CrosbyTheCupBasket
#OvechkinTheCupBGS8.5
#JordanExquisiteBGS8

#CurryRPABGS9.5
#JordanSignedProfessionalBat
#DiMaggio1933Bat
#Ruth1916SportingNewsPSA7
#Andre&HulkWrestlingBasket
#FrankRobinson500HRBat
#MagicBirdLogoMan
#MessiRookieBasket
#ChamberlainPhilaJersey59-60
#LeBronMeloWadeTrioRC
#Mantle54BowmanBasket
#BettsBlueRefractorBasket
#JackieRobinson48Leaf7
#AliOlympicBlazer
#HonusWagnerT206A
#Ruth33GoudeySGC8
#MayweatherRCPSA10
#TysonRCBGS9Basket
#Elway1984RookieCardPSA10Basket
#Marino1984RookieCardBGS10Basket

#KobeReebokIversonRetros
#Mays1951Bowman7
#OzzieSmithRCBGS9.5
#PaulMolitor1978ToppsPSA10
#Mantle1968PSA9Basket
#GaryCarter1975PSA10Basket
#Mantle1966ToppsPSA9Basket
#Mantle1957ToppsPSA8.5
#WadeChromeRefractorBGS10
#DeversSuperfractor
#JoshAllenGoldBGS9.5
#Maris58ToppsPSA9

#Mantle56PSA9
#MessiMegacracks#71PSA9
#JackieRobinson53Topps8
#Mays1956GrayPSA9

#Mantle1965Topps9

#Mantle1967Topps9

#Mantle1964Topps9
#Ruth1933GoudeyRedAutographed
#Mantle1960Topps9

#Mantle1969Topps9

#SeagerOrangeRefractorBasket

#MahomesNT8.5

#LeBronChromeBGS10

#LukaRookieJersey

#Mantle51Bowman8

#MahomesImmaculate1of1

#JordanLeBronSignoftheTimes

#LeBronMeloDualLogoman

#JokicRefractor1of1

#KillebrewJersey

#LeBronWadeBoshRookieMatrix

#KawhiNT9.5

#LukaWhiteSparkle

#WadeExquisite8.5

#JordanLeBronMagicTripleSigs

#KobeAtomicRefractor

#LeBronSPXBGS9.5

#SandersPaytonPassingtheTorch

#1955ToppsBaseballSet

#LouGehrigRCPhoto

#DonovanMitchellNT9.5

#DMitchellGoldRefractorBGS9.5

#AliRookieCardBVG8

#KoufaxPSA8

#BreesFinestBasket

#KevinDurantExquisiteBGS9

#ShaqRCPSA10Basket

#TroutBowmanBasket

#SatchelPaige48LeafSGC30

#ShoelessJoeJackson1915PSA8

#1982ToppsBaseballTrayPackCase

#1909E95SGCSet

#NegroLeagueLegendaryCutsBasket

#AcunaBowman10Basket

#LukaFlawless9.5

#03ExquisiteBox

#Jordan85StarBGS8.5

#NTBBallWaxBundle

#BradyChampionshipTicket

#TroutBowmanPristine

#LBJExquisite

#Kobe96RefractorBGS9.5

#03ToppsChromeWax

#BradyBowman10

#KDToppsChrome10

#LBJKobeToppsBasket

#SotoOrangeRefractorBGS9.5

#TroutFinestSuperfractor

#MagicBirdDrJPSA9

#Jordan86FleerBGS9.5Basket

#OvechkinSPAuthBasket9.5

#Mantle1963PSA9

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 10

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AMENDMENT NO. 10 TO Amended and Restated Limited Liability Company Agreement of Collectable Sports Assets, LLC

#Gretzky1979Topps9

#MessiMegacracksBGS9.5Basket

#HonusWagner1910PSA5

#Mantle1953Bowman8Basket

#Mantle1953Topps8

#Mays1957LadderBasket

#AaronDecadeBasket

#BillRussellExquisiteBGS9

#YogiBerraRCPSA9

#TraeYoungFlawlessGreenBGS9

#MagicBirdDrJ1980PSA9

#Brady2000SPXSpectrumBGS9.5

#MPJChampionshipTicket

#ErlingHaalandPSA10Basket

each a SERIES OF COLLECTABLE SPORTS ASSETS, LLC

By: CS Asset Manager, LLC, a Delaware limited liability company

By:	/s/ Ezra Levine
Name:	Ezra Levine
Title:	CEO

Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 10

Schedule I to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 146

Series Designation of #JokicRefractor1of1,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JokicRefractor1of1, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JokicRefractor1of1 with effect from the effective date hereof and shall continue to act as the Managing Member of #JokicRefractor1of1 until dissolution of #JokicRefractor1of1 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JokicRefractor1of1 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JokicRefractor1of1 through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JokicRefractor1of1 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JokicRefractor1of1 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $32,500.
Number of #JokicRefractor1of1 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JokicRefractor1of1 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JokicRefractor1of1 sold at the Initial Offering of the #JokicRefractor1of1 Interests (excluding the #JokicRefractor1of1 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #JokicRefractor1of1 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JokicRefractor1of1 Interests.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 1 of 174

Officers	There shall initially be no specific officers associated with #JokicRefractor1of1, although, the Managing Member may appoint Officers of #JokicRefractor1of1 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Panini Select Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many rookie cards (both autographed and non-autographed) from other sets.
•	With multiple numbered color variations inserted into the set, this Power Prizm Refractor represents one of the most sought after variations and is a true 1 of 1 and numbered as such.
•	Featuring an action shot of Jokic in his bright yellow Nuggets uniform posting up against a member of the Phoenix Suns, this card is finished with a reflective black checkerboard pattern and die-cut.
•	Increasingly difficult to grade due to the die-cut design of the card, a 9.5 grade from BGS (including FOUR 9.5 subgrades) only increases the appeal of this Jokic rookie card.
•	A congratulatory statement on the card’s back attests to the authenticity of the signature and features Panini’s trademark script “1 of 1” stamp.

Notable Features:

The card is stamped “1 of 1” by Panini.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JokicRefractor1of1 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 2 of 174

SERIES #JokicRefractor1of1
Sport	Basketball
Professional League	NBA
Player	Nikola Jokic
Team	Denver Nuggets
Year	2015
Memorabilia Type	Trading Cards
Manufacturer	Panini
Cards in Offering	1
Variation	Power Select Refractor 1/1
Subject	Nikola Jokic
Authentication	BGS
Grade	BGS 9.5/10 auto

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 3 of 174

Schedule II to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 147

Series Designation of #KillebrewJersey,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KillebrewJersey, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KillebrewJersey with effect from the effective date hereof and shall continue to act as the Managing Member of #KillebrewJersey until dissolution of #KillebrewJersey pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KillebrewJersey shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KillebrewJersey through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KillebrewJersey from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KillebrewJersey Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #KillebrewJersey Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KillebrewJersey Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KillebrewJersey sold at the Initial Offering of the #KillebrewJersey Interests (excluding the #KillebrewJersey Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KillebrewJersey Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KillebrewJersey Interests.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 4 of 174

Officers	There shall initially be no specific officers associated with #KillebrewJersey, although, the Managing Member may appoint Officers of #KillebrewJersey from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This 1967 Harmon Killebrew Autographed & Game-Worn jersey has been authenticated and photomatched by Resolution Photomatch, Mears and PSA/DNA.
•	According to the authentication letter from Resolution Photomatching, this jersey was photomatched to a game on October 1, 1967.
•	Harmon Killebrew went 2-2 with 2 singles, 2 runs scored and 2 walks in the game on October 1, 1967 that this jersey was photomatched to.
•	The jersey features the following characteristics: Tagging era 1957-70, stitched “Killebrew 3 44 67”, Size 44 stitched inside the jersey, Spalding logo sewn on the front left.
•	Killebrew finished the 1967 season batting .269 and tied for the major league lead with 44 home runs. He finished 2nd in the MVP voting behind Carl Yastrzemski who won the Triple Crown that year.

Notable Features:

Features an autograph with an inscription reading “HOF 84”, denoting the year of his Hall of Fame induction.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KillebrewJersey going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 5 of 174

SERIES #KillebrewJersey
Sport	Baseball
Professional League	MLB
Player	Harmon Killebrew
Team	Minesotta Twins
Year	1967
Memorabilia Type	Game Used Jersey
Jersey Number	3
Sponsor	Spalding
Photomatched	Yes
Subject	Harmon Killebrew
Authentication	Resolution Photomatching, MEARS & PSA/DNA
Autographed	Yes

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 6 of 174

Schedule III to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 148

Series Designation of #LeBronWadeBoshRookieMatrix,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LeBronWadeBoshRookieMatrix, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LeBronWadeBoshRookieMatrix with effect from the effective date hereof and shall continue to act as the Managing Member of #LeBronWadeBoshRookieMatrix until dissolution of #LeBronWadeBoshRookieMatrix pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LeBronWadeBoshRookieMatrix shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LeBronWadeBoshRookieMatrix through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LeBronWadeBoshRookieMatrix from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LeBronWadeBoshRookieMatrix Interests the Company can issue may not exceed the purchase price, in the aggregate, of $150,000.
Number of #LeBronWadeBoshRookieMatrix Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LeBronWadeBoshRookieMatrix Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LeBronWadeBoshRookieMatrix sold at the Initial Offering of the #LeBronWadeBoshRookieMatrix Interests (excluding the #LeBronWadeBoshRookieMatrix Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 7 of 174

Other rights	Holders of #LeBronWadeBoshRookieMatrix Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LeBronWadeBoshRookieMatrix Interests.
Officers	There shall initially be no specific officers associated with #LeBronWadeBoshRookieMatrix, although, the Managing Member may appoint Officers of #LeBronWadeBoshRookieMatrix from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This 2003 Topps Rookie Matrix card featuring LeBron James, Dwyane Wade and Chris Bosh has received a grade of 10 from PSA
•	Of the 114 submitted only 9 have received a grade of 10.
•	A PSA 10 most recently sold, via ebay, on 1/18 for $9,726

Notable Features:

Features images of LeBron James, Dwyane Wade and Chris Bosh in three individual panels.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronWadeBoshRookieMatrix going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 8 of 174

SERIES #LeBronWadeBoshRookieMatrix
Sport	Basketball
Professional League	NBA
Player	LeBron James, Dwyane Wade & Chris Bosh
Team	Cleveland Cavaliers, Miami Heat & Toronto Raptors
Year	2003
Memorabilia Type	Trading Cards
Manufacturer	Topps
Cards in Offering	1
Variation	Rookie Matrix
Subject	LeBron James, Dwyane Wade & Chris Bosh
Authentication	PSA
Grade	PSA 10
Era	Modern

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 9 of 174

Schedule IV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 149

Series Designation of #KawhiNT9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KawhiNT9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KawhiNT9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #KawhiNT9.5 until dissolution of #KawhiNT9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KawhiNT9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KawhiNT9.5 through that certain Consignment Agreement dated as of 3/18/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KawhiNT9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KawhiNT9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $81,250.
Number of #KawhiNT9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KawhiNT9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KawhiNT9.5 sold at the Initial Offering of the #KawhiNT9.5 Interests (excluding the #KawhiNT9.5 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KawhiNT9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KawhiNT9.5 Interests.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 10 of 174

Officers	There shall initially be no specific officers associated with #KawhiNT9.5, although, the Managing Member may appoint Officers of #KawhiNT9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	According to PWCC, “The National Treasures RPA is the undoubted king of high profile modern rookie productions.”
•	National Treasures Basketball is widely considered one of the premier NBA Products on the market, featuring premium rookie patch autograph cards numbered to 99 or less. Due to the thick card construction they are susceptible to corner and edge damage, making high graded examples extremely sought after.
•	Featuring both an autograph and an incredibly rare three-color patch of jersey, this card is numbered 80/199 and graded 9.5 by BGS with a bold 10 autograph. Featuring three 9.5 subframes and one 9, this Rookie Patch Autograph is one of 52 to have received a 9.5 overall grade out of 108 total submissions. There are no cards with a higher grade.

Notable Features:

•	The card features Leonard in his Spurs jersey. A congratulatory statement on the card’s back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Panini’s COA.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KawhiNT9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 11 of 174

SERIES #KawhiNT9.5
Sport	Basketball
Professional League	NBA
Player	Kawhi Leonard
Team	San Antonio Spurs
Year	2012-13
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Card #	114
Subject	Kawhi Leonard
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 12 of 174

Schedule V to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 150

Series Designation of #LukaWhiteSparkle,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LukaWhiteSparkle, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LukaWhiteSparkle with effect from the effective date hereof and shall continue to act as the Managing Member of #LukaWhiteSparkle until dissolution of #LukaWhiteSparkle pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LukaWhiteSparkle shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LukaWhiteSparkle through that certain Consignment Agreement dated as of 3/15/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LukaWhiteSparkle from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LukaWhiteSparkle Interests the Company can issue may not exceed the purchase price, in the aggregate, of $768,750.
Number of #LukaWhiteSparkle Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LukaWhiteSparkle Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LukaWhiteSparkle sold at the Initial Offering of the #LukaWhiteSparkle Interests (excluding the #LukaWhiteSparkle Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 13 of 174

Other rights	Holders of #LukaWhiteSparkle Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LukaWhiteSparkle Interests.
Officers	There shall initially be no specific officers associated with #LukaWhiteSparkle, although, the Managing Member may appoint Officers of #LukaWhiteSparkle from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Panini Prizm Basketball has quickly become one of the most desired modern basketball rookie cards, surpassing the prices for many autographed rookie cards from other sets.
•	With multiple numbered color variations inserted into the set, the White Sparkle Prizm 1/1 is considered one of the Holy Grails of Luka Doncic rookie cards.
•	This offering represents the true 1 of 1 Luka Doncic Prizm Rookie Signature White Sparkle Prizm.
•	An outstanding bold blue ink signature accompanies a picture of Luka Doncic with the ball raised above his head preparing to shoot. The card features a sparkle refractor finish adding a flourish to the eye appeal of the card.
•	Receiving the rare grade of Pristine 10 from BGS, this card is the only to have received such a grade and is the highest graded on record.
•	Text on the card’s back states Panini’s warranty for the authenticity of the signature and is stamped “1 of 1” in Panini’s trademark script.

Notable Features:

•	The card is serial numbered “1 of 1”.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaWhiteSparkle going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 14 of 174

SERIES #LukaWhiteSparkle
Sport	Basketball
Professional League	NBA
Player	Luka Doncic
Team	Dallas Mavericks
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in offering	1
Variation	White Sparkle
Subject	Luka Doncic
Authentication	PSA
Grade	PSA 9
Population	1

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 15 of 174

Schedule VI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 151

Series Designation of #WadeExquisite8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#WadeExquisite8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #WadeExquisite8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #WadeExquisite8.5 until dissolution of #WadeExquisite8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #WadeExquisite8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #WadeExquisite8.5 through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #WadeExquisite8.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #WadeExquisite8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $143,750.
Number of #WadeExquisite8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #WadeExquisite8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #WadeExquisite8.5 sold at the Initial Offering of the #WadeExquisite8.5 Interests (excluding the #WadeExquisite8.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 16 of 174

Other rights	Holders of #WadeExquisite8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #WadeExquisite8.5 Interests.
Officers	There shall initially be no specific officers associated with #WadeExquisite8.5, although, the Managing Member may appoint Officers of #WadeExquisite8.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.
•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.
•	Featuring both an autograph and an incredibly rare three-color patch of game-worn jersey, this card is numbered 83/99 and graded 8.5 by BGS with a bold blue 10 autograph and 3-color patch by Beckett. This Rookie Patch Autograph is a POP 29 with 31 cards graded higher out of 83 total submissions.
•	A two-color patch Dwyane Wade Exquisite Rookie Patch Autograph in a grade of BGS 8 sold for $68,880 on 3/7/21 via Goldin Auctions.

Notable Features:

•	The card features both an autograph and an incredibly rare multi-color patch of game-worn jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #WadeExquisite8.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 17 of 174

SERIES #WadeExquisite8.5
Sport	Basketball
Professional League	NBA
Player	Dwyane Wade
Team	Miami Heat
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Type	Jersey Patch Auto
Subject	Dwyane Wade
Authentication	BGS
Grade	BGS 8.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 18 of 174

Schedule VII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 152

Series Designation of #JordanLeBronMagicTripleSigs,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#JordanLeBronMagicTripleSigs, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #JordanLeBronMagicTripleSigs with effect from the effective date hereof and shall continue to act as the Managing Member of #JordanLeBronMagicTripleSigs until dissolution of #JordanLeBronMagicTripleSigs pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #JordanLeBronMagicTripleSigs shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #JordanLeBronMagicTripleSigs through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #JordanLeBronMagicTripleSigs from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #JordanLeBronMagicTripleSigs Interests the Company can issue may not exceed the purchase price, in the aggregate, of $110,000.
Number of #JordanLeBronMagicTripleSigs Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #JordanLeBronMagicTripleSigs Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #JordanLeBronMagicTripleSigs sold at the Initial Offering of the #JordanLeBronMagicTripleSigs Interests (excluding the #JordanLeBronMagicTripleSigs Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 19 of 174

Other rights	Holders of #JordanLeBronMagicTripleSigs Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #JordanLeBronMagicTripleSigs Interests.
Officers	There shall initially be no specific officers associated with #JordanLeBronMagicTripleSigs, although, the Managing Member may appoint Officers of #JordanLeBronMagicTripleSigs from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This card features autographs of Michael Jordan, LeBron James and Magic Johnson. Stamped with a serial number out of 10, this card is exceedingly rare.
•	Graded 9.5 by BGS, this card is one of 6 to receive a 9.5 grade with no cards graded higher.
•	An “exquisite collection” triple jersey autograph of Jordan, LeBron and Magic in a grade of BGS 9 recently sold for $93,500 via Goldin Auctions on 3/7/21.
•	A congratulatory statement on the card’s back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features autographs from Michael Jordan, LeBron James and Magic Johnson as well as a stamp out of 10 from Upper Deck.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #JordanLeBronMagicTripleSigs going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 20 of 174

SERIES #JordanLeBronMagicTripleSigs
Sport	Basketball
Professional League	NBA
Player	Michael Jordan, LeBron James & Magic Johnson
Team	Chicago Bulls, Cleveland Cavaliers & Los Angeles Lakers
Year	2005-06
Memorabilia Type	Basketball Card
Manufacturer	SP Authentic
Cards in Offering	1
Variation	Authentic Signatures Triple
Subject	Michael Jordan, LeBron James & Magic Johnson
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 21 of 174

Schedule VIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 153

Series Designation of #KobeAtomicRefractor,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KobeAtomicRefractor, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KobeAtomicRefractor with effect from the effective date hereof and shall continue to act as the Managing Member of #KobeAtomicRefractor until dissolution of #KobeAtomicRefractor pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KobeAtomicRefractor shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KobeAtomicRefractor through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KobeAtomicRefractor from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KobeAtomicRefractor Interests the Company can issue may not exceed the purchase price, in the aggregate, of $40,000.
Number of #KobeAtomicRefractor Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KobeAtomicRefractor Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KobeAtomicRefractor sold at the Initial Offering of the #KobeAtomicRefractor Interests (excluding the #KobeAtomicRefractor Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 22 of 174

Other rights	Holders of #KobeAtomicRefractor Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KobeAtomicRefractor Interests.
Officers	There shall initially be no specific officers associated with #KobeAtomicRefractor, although, the Managing Member may appoint Officers of #KobeAtomicRefractor from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This rookie card of Kobe Bryant features an “atomic” refractor design that gives the appearance of reflective pixelated squares on the face of the card.
•	Graded a PSA 9, this card is one of 155 to have received that grade out of 239 submissions with only 35 cards receiving a grade of 10.
•	A graded BGS 8.5 copy of this card recently sold for $12,900 on 2/21/21 and a BGS 9.5 copy sold for $21,000 on 1/8/21. The most recent sale of a PSA 9 copy was $9,999 on 12/25/20...since that time sales of Kobe Bryant Bowman base cards in PSA 9 have risen from $330 to $706, a 114% increase over that time.
•	PWCC describes this card as “a highly desired Kobe Bryant rookie card which remains under valued. A must-own for the finest Kobe portfolio.”

Notable Features:

•	The card features Kobe Bryant wearing his original #8 Lakers Jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KobeAtomicRefractor going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 23 of 174

SERIES #KobeAtomicRefractor
Sport	Basketball
Professional League	NBA
Player	Kobe Bryant
Team	Los Angeles Lakers
Year	1996
Memorabilia Type	Basketball Card
Manufacturer	Bowman
Cards in Offering	1
Variation	Atomic Refractor
Subject	Kobe Bryant
Authentication	PSA
Grade	PSA 9
Era	Modern

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 24 of 174

Schedule IX to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 154

Series Designation of #LeBronSPXBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LeBronSPXBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LeBronSPXBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #LeBronSPXBGS9.5 until dissolution of #LeBronSPXBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LeBronSPXBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LeBronSPXBGS9.5 through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LeBronSPXBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LeBronSPXBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #LeBronSPXBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LeBronSPXBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LeBronSPXBGS9.5 sold at the Initial Offering of the #LeBronSPXBGS9.5 Interests (excluding the #LeBronSPXBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 25 of 174

Other rights	Holders of #LeBronSPXBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LeBronSPXBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #LeBronSPXBGS9.5, although, the Managing Member may appoint Officers of #LeBronSPXBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This card features the autograph of LeBron James, as well as a coveted rookie jersey patch and is numbered 556/750.
•	Notoriously difficult to grade due to a tendency for chipping along the dark borders this card received a 9.5 grade from BGS, making it one of 145 to receive the grade out of 431 submissions with only 15 receiving a grade of 10.
•	A congratulatory statement on the card’s back attests to the authenticity of the signatures and genuineness of the patch components, and serves as Upper Deck’s COA.

Notable Features:

•	The card features a rookie jersey patch and accompanying autograph from LeBron James.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LeBronSPXBGS9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 26 of 174

SERIES #LeBronSPXBGS9.5
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Variation	Jersey Patch Auto
Subject	LeBron James
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 27 of 174

Schedule X to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 155

Series Designation of #SandersPaytonPassingtheTorch,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SandersPaytonPassingtheTorch, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SandersPaytonPassingtheTorch with effect from the effective date hereof and shall continue to act as the Managing Member of #SandersPaytonPassingtheTorch until dissolution of #SandersPaytonPassingtheTorch pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SandersPaytonPassingtheTorch shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SandersPaytonPassingtheTorch through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SandersPaytonPassingtheTorch from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SandersPaytonPassingtheTorch Interests the Company can issue may not exceed the purchase price, in the aggregate, of $41,250.
Number of #SandersPaytonPassingtheTorch Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SandersPaytonPassingtheTorch Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SandersPaytonPassingtheTorch sold at the Initial Offering of the #SandersPaytonPassingtheTorch Interests (excluding the #SandersPaytonPassingtheTorch Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 28 of 174

Other rights	Holders of #SandersPaytonPassingtheTorch Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SandersPaytonPassingtheTorch Interests.
Officers	There shall initially be no specific officers associated with #SandersPaytonPassingtheTorch, although, the Managing Member may appoint Officers of #SandersPaytonPassingtheTorch from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This card features autographs of Barry Sanders & Walter Payton with reflective foil detailing and is numbered /1500.
•	Graded 9.5 by BGS, this card is one of 19 to have received that grade out of 43 submissions with only 1 card receiving a higher grade.
•	A copy of this card graded PSA 8 with a 9 Autograph grade recently sold for $5,500 in December of 2020.
•	Autographed cards of Walter Payton are exceedingly rare due to his early passing and thus highly sought after.

Notable Features:

•	The card features autographs on both sides of the card and is serial numbered 0035/1500.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SandersPaytonPassingtheTorch going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 29 of 174

SERIES #SandersPaytonPassingtheTorch
Sport	Football
Professional League	NFL
Player	Barry Sanders & Walter Payton
Team	Detroit Lions & Chicago Bears
Year	1999
Memorabilia Type	Football Card
Manufacturer	Donruss
Cards in Basket	1
Variation	Passing the Torch Autographs
Subject	Barry Sanders & Walter Payton
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 30 of 174

Schedule XI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 156

Series Designation of #1955ToppsBaseballSet,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1955TOPPS, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1955TOPPS with effect from the effective date hereof and shall continue to act as the Managing Member of #1955TOPPS until dissolution of #1955TOPPS pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1955TOPPS shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1955TOPPS through that certain Consignment Agreement dated as of 3/15/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1955TOPPS from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1955TOPPS Interests the Company can issue may not exceed the purchase price, in the aggregate, of $375,000.
Number of #1955TOPPS Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1955TOPPS Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1955TOPPS sold at the Initial Offering of the #1955TOPPS Interests (excluding the #1955TOPPS Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 31 of 174

Other rights	Holders of #1955TOPPS Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1955TOPPS Interests.
Officers	There shall initially be no specific officers associated with #1955TOPPS, although, the Managing Member may appoint Officers of #1955TOPPS from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The 1955 Topps Baseball set contains 206 cards, making it the smallest Topps issue. Originally intended to be 210 cards, card #s 175, 186, 203 and 209 were never produced.
•	This set was the first instance of a horizontal layout for player depictions throughout the entire series.
•	The 1955 series contains such veteran talent as Hank Aaron, Ernie Banks, Al Kaline, Jackie Robinson, Warren Spahn, Ted Wiliams, Yogi Berra, Gil Hodges, Willie Mays, Phil Rizzuto and Duke Snider.
•	Key rookie cards from the class are Roberto Clemente, Harmon Killebrew and Sandy Koufax.

Notable Features:

•	The cards were a bit larger (2 5/8” x 3 ¾”) than the standard size we know today.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1955ToppsBaseballSet going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 32 of 174

SERIES #1955TOPPS
Sport	Baseball
Professional League	MLB
Player	1955 Topps Set
Team	MLB
Year	1955
Memorabilia Type	Baseball Cards
Manufacturer	Topps
Cards in Basket	206
Type	Complete set
Subject	1955 Topps Set
Authentication	PSA
Grade	PSA 8.05 avg

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 33 of 174

Schedule XII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 157

Series Designation of #LouGehrigRCPhoto,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LouGehrigRCPhoto, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LouGehrigRCPhoto with effect from the effective date hereof and shall continue to act as the Managing Member of #LouGehrigRCPhoto until dissolution of #LouGehrigRCPhoto pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LouGehrigRCPhoto shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LouGehrigRCPhoto through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LouGehrigRCPhoto from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LouGehrigRCPhoto Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #LouGehrigRCPhoto Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LouGehrigRCPhoto Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LouGehrigRCPhoto sold at the Initial Offering of the #LouGehrigRCPhoto Interests (excluding the #LouGehrigRCPhoto Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 34 of 174

Other rights	Holders of #LouGehrigRCPhoto Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LouGehrigRCPhoto Interests.
Officers	There shall initially be no specific officers associated with #LouGehrigRCPhoto, although, the Managing Member may appoint Officers of #LouGehrigRCPhoto from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The underlying asset is a Type III vintage photograph of Lou Gehrig used to produce his rookie card.
•	The value of Lou Gehrig’s memorabilia continues to rise. In March 2021, a bat used by Gehrig sold for $715,120 at SCP auctions. The bat — a 34-inch, 36-ounce Bill Dickey model Louisville Slugger — was used by Gehrig in 1938, his final full season as a key cog in the early dynasties of the Yankees franchise.

Notable Features:

•	This photo is the basis image for Lou Gehrig’s rookie card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LouGehrigRCPhoto going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 35 of 174

SERIES #LouGehrigRCPhoto
Sport	Baseball
Professional League	MLB
Player	Lou Gehrig
Team	New York Yankees
Year	Circa 1925
Memorabilia Type	Vintage Photo
Type	III
Photos in Offering	1
Variation
Subject	Lou Gehrig
Authentication	PSA
Grade	PSA

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 36 of 174

Schedule XIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 158

Series Designation of #DonovanMitchellNT9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DonovanMitchellNT9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DonovanMitchellNT9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #DonovanMitchellNT9.5 until dissolution of #DonovanMitchellNT9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DonovanMitchellNT9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DonovanMitchellNT9.5 through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DonovanMitchellNT9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DonovanMitchellNT9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.
Number of #DonovanMitchellNT9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DonovanMitchellNT9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DonovanMitchellNT9.5 sold at the Initial Offering of the #DonovanMitchellNT9.5 Interests (excluding the #DonovanMitchellNT9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 37 of 174

Other rights	Holders of #DonovanMitchellNT9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DonovanMitchellNT9.5 Interests.
Officers	There shall initially be no specific officers associated with #DonovanMitchellNT9.5, although, the Managing Member may appoint Officers of #DonovanMitchellNT9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Panini National Treasures is one of the premier NBA products year after year, with the Rookie Patch Autographs fetching record setting prices at auction.
•	This Rookie Patch Autograph card features an autograph and jersey swatch from Donovan Mitchell and has received a grade of 9.5 from Beckett, one of 44 to receive that grade out of 69 submitted examples.
•	A graded 9.5 Donovan Mitchell National Treasures Rookie Patch Autograph sold for a high of $25,000 on February 18th.

Notable Features:

•	The card is stamped with serial number 17/99.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DonovanMitchellNT9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 38 of 174

SERIES #DonovanMitchellNT9.5
Sport	Basketball
Professional League	NBA
Player	Donovan Mitchell
Team	Utah Jazz
Year	2017-18
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Type	Rookie Patch Auto
Subject	Donovan Mitchell
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 39 of 174

Schedule XIV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 159

Series Designation of #DMitchellGoldRefractorBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#DMitchellGoldRefractorBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #DMitchellGoldRefractorBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #DMitchellGoldRefractorBGS9.5 until dissolution of #DMitchellGoldRefractorBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #DMitchellGoldRefractorBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #DMitchellGoldRefractorBGS9.5 through that certain Consignment Agreement dated as of 3/15/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #DMitchellGoldRefractorBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #DMitchellGoldRefractorBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $193,750.
Number of #DMitchellGoldRefractorBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #DMitchellGoldRefractorBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #DMitchellGoldRefractorBGS9.5 sold at the Initial Offering of the #DMitchellGoldRefractorBGS9.5 Interests (excluding the #DMitchellGoldRefractorBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 40 of 174

Other rights	Holders of #DMitchellGoldRefractorBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #DMitchellGoldRefractorBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #DMitchellGoldRefractorBGS9.5, although, the Managing Member may appoint Officers of #DMitchellGoldRefractorBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This card features Donovan Mitchell holding the ball at his waist set against a reflective gold background.
•	This Donovan Mitchell Gold Prizm has received a grade of 9.5 from Beckett, one of 5 to receive that grade.
•	With three 9.5 subgrades and one 10 this card is considered a “true gem plus” and is one of 2 to receive these subgrades with none graded higher.
•	Gold refractor prizm cards are quickly becoming some of the most fanatically sought after cards in the hobby, with a Luka Doncic Gold Prizm recently selling for over $800,000. Historically Donovan Mitchell Prizm cards have sold for approximately 25% of Luka Doncic Prizm cards.

Notable Features:

•	This card is serial numbered out of 10.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #DMitchellGoldRefractorBGS9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 41 of 174

SERIES #DMitchellGoldRefractorBGS9.5
Sport	Basketball
Professional League	NBA
Player	Donovan Mitchell
Team	Utah Jazz
Year	2017-18
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Basket	1
Variation	Gold Prizm /10
Subject	Donovan Mitchell
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 42 of 174

Schedule XV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 160

Series Designation of #AliRookieCardBVG8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#AliRookieCardBVG8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #AliRookieCardBVG8 with effect from the effective date hereof and shall continue to act as the Managing Member of #AliRookieCardBVG8 until dissolution of #AliRookieCardBVG8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #AliRookieCardBVG8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #AliRookieCardBVG8 through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #AliRookieCardBVG8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #AliRookieCardBVG8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #AliRookieCardBVG8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #AliRookieCardBVG8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #AliRookieCardBVG8 sold at the Initial Offering of the #AliRookieCardBVG8 Interests (excluding the #AliRookieCardBVG8 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 43 of 174

Other rights	Holders of #AliRookieCardBVG8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #AliRookieCardBVG8 Interests.
Officers	There shall initially be no specific officers associated with #AliRookieCardBVG8, although, the Managing Member may appoint Officers of #AliRookieCardBVG8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Described as an “iconic, key rookie card of one of the sporting world’s G.O.A.T athletes”, this card was “not found in packs of bubble gum or a supplemental promotional item offered with the purchase of a random product but actually originates from the Swedish Hemmets Journal with Swedish wording on the reverse of the card.”
•	Muhammad Ali is listed under his birth name of Cassius Clay and depicted as an Olympian, as the product was intended to coincide with the 1960 Olympics.
•	Originally issued as part of a four-panel page, along with Wilma Rudolph, Swedish racewalker John Ljunggren and Danish soccer star Harald Nielsen, the page was intended to be put into a binder and as a result the individual cards in circulation were “hand-cut”.
•	Recent sales of this card include a PSA 8 for $72,000 on 3/2/21 and a PSA 9 for $210,000 on 2/28/21.

Notable Features:

•	The card features an 18 year old Muhammad Ali, listed under his birth name Cassius Clay in the leadup to the 1960 Olympics where he would win the Gold Medal.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AliRookieCardBVG8 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 44 of 174

SERIES #AliRookieCardBVG8
Sport	Boxing
Professional League	Olympics
Player	Cassius Clay
Team	USA Olympic Team
Year	1960
Memorabilia Type	Trading Card
Manufacturer	Hemmets Journal
Cards in Offering	1
Other Identification	Muhammad Ali
Subject	Cassius Clay
Authentication	BVG
Grade	BVG 8

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 45 of 174

Schedule XVI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 161

Series Designation of #KoufaxPSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KoufaxPSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KoufaxPSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #KoufaxPSA8 until dissolution of #KoufaxPSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KoufaxPSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KoufaxPSA8 through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KoufaxPSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KoufaxPSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $662,500.
Number of #KoufaxPSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KoufaxPSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KoufaxPSA8 sold at the Initial Offering of the #KoufaxPSA8 Interests (excluding the #KoufaxPSA8 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 46 of 174

Other rights	Holders of #KoufaxPSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KoufaxPSA8 Interests.
Officers	There shall initially be no specific officers associated with #KoufaxPSA8, although, the Managing Member may appoint Officers of #KoufaxPSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

•	In the case of Koufax, there is no doubting the fact that his 1955 Topps #123 rookie card stands above the rest as the clear card to own of the baseball icon.
•	This asset remains one of the major keys to the 1955 Topps set, a set that has always been regarded as one of Topps’ best productions.
•	The Koufax rookie suffers from a few different condition obstacles, including subpar centering and print defects that are easily visible in the light-colored background along the face of the card.
•	Graded a NM-MT 8 by PSA, the leading grading agency in sports collectibles. There are 240 NM-MT 8’s known in circulation. There are only 26 cards graded higher.

Notable Features:

•	The card features a “youthful but deceptively innocent-looking pitcher, Sandy Koufax.”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KoufaxPSA8 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 47 of 174

SERIES #KoufaxPSA8
Sport	Baseball
Professional League	MLB
Player	Sandy Koufax
Team	Los Angeles Dodgers
Year	1955
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Basket	1
Type	Rookie Card
Subject	Sandy Koufax
Authentication	PSA
Grade	PSA 8

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 48 of 174

Schedule XVII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 162

Series Designation of #BreesFinestBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BreesFinestBasket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BreesFinestBasket with effect from the effective date hereof and shall continue to act as the Managing Member of #BreesFinestBasket until dissolution of #BreesFinestBasket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BreesFinestBasket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BreesFinestBasket through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BreesFinestBasket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BreesFinestBasket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $66,250.
Number of #BreesFinestBasket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BreesFinestBasket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BreesFinestBasket sold at the Initial Offering of the #BreesFinestBasket Interests (excluding the #BreesFinestBasket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 49 of 174

Other rights	Holders of #BreesFinestBasket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BreesFinestBasket Interests.
Officers	There shall initially be no specific officers associated with #BreesFinestBasket, although, the Managing Member may appoint Officers of #BreesFinestBasket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is TWO Drew Brees 2001 Topps Finest BGS 10 Black Labels. Both cards are serial numbered out of 1,000.
•	Out of 185 graded examples, and 1,000 potential copies, this basket represents the ONLY TWO black label 10s in existence.
•	A PSA 10 version of the card, population 435, most recently sold for $2,650 on 3/15/21.
•	These cards feature Drew Brees in his dark blue Chargers uniform mid-throw. Set against a reflective gold background this card is one of the more visually striking Drew Brees rookie cards.

Notable Features:

•	These cards received Black Label grades denoting perfect 10 subgrades in all 4 categories and are serial numbered out of 1,000.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BreesFinestBasket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 50 of 174

SERIES #BreesFinestBasket
Sport	Football
Professional League	NFL
Player	Drew Brees
Team	San Diego Chargers
Year	2001
Memorabilia Type	Football Card
Manufacturer	Topps Finest
Cards in Basket	2
Type	Rookie Card
Subject	Drew Brees
Authentication	BGS
Grade	BGS 10 Black Label

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 51 of 174

Schedule XVIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 163

Series Designation of #KevinDurantExquisiteBGS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KevinDurantExquisiteBGS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KevinDurantExquisiteBGS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #KevinDurantExquisiteBGS9 until dissolution of #KevinDurantExquisiteBGS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KevinDurantExquisiteBGS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KevinDurantExquisiteBGS9 through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KevinDurantExquisiteBGS9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KevinDurantExquisiteBGS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $412,500.
Number of #KevinDurantExquisiteBGS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KevinDurantExquisiteBGS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KevinDurantExquisiteBGS9 sold at the Initial Offering of the #KevinDurantExquisiteBGS9 Interests (excluding the #KevinDurantExquisiteBGS9 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 52 of 174

Other rights	Holders of #KevinDurantExquisiteBGS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KevinDurantExquisiteBGS9 Interests.
Officers	There shall initially be no specific officers associated with #KevinDurantExquisiteBGS9, although, the Managing Member may appoint Officers of #KevinDurantExquisiteBGS9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Considered to be the most premier product of the basketball card world, Exquisite basketball features autographed rookie patch cards. Kevin Durant Rookie Cards have been referred to as “the grand prize of the series”

•	Graded a 9 with a 10 autograph by Beckett, this 2007 Exquisite Kevin Durant Limited Logo is a POP 24, with 3 cards receiving a higher grade out of 39 graded examples.

•	Stamped with a serial number out of 50, this card was assigned serial number 8.

•	PWCC reported a 2007 Exquisite Kevin Durant Limited Logo 8.5 selling at auction for $88,988 in February 2021.

Notable Features:

•	The card features Kevin Durant in a Seattle Supersonics jersey, the team which originally drafted him.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KevinDurantExquisiteBGS9 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 53 of 174

SERIES #KevinDurantExquisiteBGS9
Sport	Basketball
Professional League	NBA
Player	Kevin Durant
Team	Seattle Supersonics (now Brooklyn Nets)
Year
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck Exquisite
Cards in Basket
Type	Rookie Card
Subject	Kevin Durant
Authentication	BGS
Grade	BGS 9

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 54 of 174

Schedule XIX to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 164

Series Designation of #ShaqRCPSA10Basket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ShaqRCPSA10Basket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ShaqRCPSA10Basket with effect from the effective date hereof and shall continue to act as the Managing Member of #ShaqRCPSA10Basket until dissolution of #ShaqRCPSA10Basket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ShaqRCPSA10Basket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ShaqRCPSA10Basket through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ShaqRCPSA10Basket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ShaqRCPSA10Basket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $33,750.
Number of #ShaqRCPSA10Basket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ShaqRCPSA10Basket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ShaqRCPSA10Basket sold at the Initial Offering of the #ShaqRCPSA10Basket Interests (excluding the #ShaqRCPSA10Basket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 55 of 174

Other rights	Holders of #ShaqRCPSA10Basket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ShaqRCPSA10Basket Interests.
Officers	There shall initially be no specific officers associated with #ShaqRCPSA10Basket, although, the Managing Member may appoint Officers of #ShaqRCPSA10Basket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is TWENTY Shaquille O’Neal 1992 Topps Rookie Cards graded PSA 10.

•	Out of 10,380 submissions, this basket represents TWENTY of the 2,183 to have received a grade of PSA 10.

•	CardLadder tracks sales of PSA 10s at an average of $866 over the month of March and an 84.15% growth from January 1st to March 28th of 2021.

Notable Features:

•	Features Shaquille O’Neal positioning himself in post position wearing his white pinstripe Orlando Magic uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ShaqRCPSA10Basket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 56 of 174

SERIES #ShaqRCPSA10Basket
Sport	Basketball
Professional League	NBA
Player	Shaquille O’Neal
Team	Orlando Magic
Year	1992
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Basket	20
Type	Rookie Card
Subject	Shaquille O’Neal
Authentication	PSA
Grade	PSA 10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 57 of 174

Schedule XX to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 165

Series Designation of #TroutBowmanBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TroutBowmanBasket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TroutBowmanBasket with effect from the effective date hereof and shall continue to act as the Managing Member of #TroutBowmanBasket until dissolution of #TroutBowmanBasket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TroutBowmanBasket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TroutBowmanBasket through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TroutBowmanBasket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TroutBowmanBasket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $575,000.
Number of #TroutBowmanBasket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TroutBowmanBasket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TroutBowmanBasket sold at the Initial Offering of the #TroutBowmanBasket Interests (excluding the #TroutBowmanBasket Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TroutBowmanBasket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TroutBowmanBasket Interests.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 58 of 174

Officers	There shall initially be no specific officers associated with #TroutBowmanBasket, although, the Managing Member may appoint Officers of #TroutBowmanBasket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	This offering is TWO Mike Trout 2009 Bowman Chrome Prospect Autograph cards.

•	Card 1 is a Refractor in a grade of 9.5 from BGS, making it one of 206 to receive that grade with only 25 graded higher out of 326 submissions.

•	Card 2 is a Gold Refractor in a grade of 10 from PSA, making it one of TWO to receive that ultimate grade out of 5 total submissions.

•	A PSA 10 Gold Refractor sold for $215,000 on 1/10/21 via eBay and a BGS 9.5 Refractor most recently sold for $62,730 on 3/20/21.

Notable Features:

•	These cards feature Mike Trout in the batters box mid-at bat wearing his Angels uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TroutBowmanBasket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 59 of 174

SERIES #TroutBowmanBasket
Sport	Baseball
Professional League	MLB
Player	Mike Trout
Team	Los Angeles Angels
Year	2009
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Basket	2
Type	Rookie Card
Subject	Mike Trout
Authentication	PSA & BGS
Grade	PSA 10 & BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 60 of 174

Schedule XXI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 166

Series Designation of #SatchelPaige48LeafSGC30,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SatchelPaige48LeafSGC30, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SatchelPaige48LeafSGC30 with effect from the effective date hereof and shall continue to act as the Managing Member of #SatchelPaige48LeafSGC30 until dissolution of #SatchelPaige48LeafSGC30 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SatchelPaige48LeafSGC30 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SatchelPaige48LeafSGC30 through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SatchelPaige48LeafSGC30 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SatchelPaige48LeafSGC30 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $47,500.
Number of #SatchelPaige48LeafSGC30 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SatchelPaige48LeafSGC30 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SatchelPaige48LeafSGC30 sold at the Initial Offering of the #SatchelPaige48LeafSGC30 Interests (excluding the #SatchelPaige48LeafSGC30 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 61 of 174

Other rights	Holders of #SatchelPaige48LeafSGC30 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SatchelPaige48LeafSGC30 Interests.
Officers	There shall initially be no specific officers associated with #SatchelPaige48LeafSGC30, although, the Managing Member may appoint Officers of #SatchelPaige48LeafSGC30 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is a Satchel Paige 1948 Leaf Rookie Card graded by SGC.

•	Out of 63 submissions, 9 cards have received a grade of 30 from SGC with 35 graded higher.

•	VCP pricing guide tracks the most recent sale of an SGC 30 as $8,877 on 9/10/19. Sales of PSA 1s have risen from $6,633 on 1/14/19 to $27,600 on 3/18/21, a 316% increase over that time.

Notable Features:

•	The card features Satchel Paige listed under his birth name “Leroy”

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SatchelPaige48LeafSGC30 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 62 of 174

SERIES #SatchelPaige48LeafSGC30
Sport	Baseball
Professional League	MLB
Player	Satchel Paige
Team	Cleveland Indians
Year	1948
Memorabilia Type	Baseball Card
Manufacturer	Leaf
Type	Vintage
Type	Rookie Card
Subject	Satchel Paige
Authentication	SGC
Grade	SGC 30

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 63 of 174

Schedule XXII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 167

Series Designation of #ShoelessJoeJackson1915PSA8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ShoelessJoeJackson1915PSA8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ShoelessJoeJackson1915PSA8 with effect from the effective date hereof and shall continue to act as the Managing Member of #ShoelessJoeJackson1915PSA8 until dissolution of #ShoelessJoeJackson1915PSA8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ShoelessJoeJackson1915PSA8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ShoelessJoeJackson1915PSA8 through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ShoelessJoeJackson1915PSA8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ShoelessJoeJackson1915PSA8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $212,500.
Number of #ShoelessJoeJackson1915PSA8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ShoelessJoeJackson1915PSA8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ShoelessJoeJackson1915PSA8 sold at the Initial Offering of the #ShoelessJoeJackson1915PSA8 Interests (excluding the #ShoelessJoeJackson1915PSA8 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 64 of 174

Other rights	Holders of #ShoelessJoeJackson1915PSA8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ShoelessJoeJackson1915PSA8 Interests.
Officers	There shall initially be no specific officers associated with #ShoelessJoeJackson1915PSA8, although, the Managing Member may appoint Officers of #ShoelessJoeJackson1915PSA8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This card is a Joe Jackson 1915 Cracker Jack Rookie Card, graded 8 by PSA.

•	Out of 106 graded examples only 18 have received a grade of PSA 8 with only 2 graded higher.

•	A PSA 8 most recently sold for $120,000 on 5/29/19 via Heritage Auctions.

•	According to PSA Card Facts, this set “was printed on thinner-than-usual cardstock, which revealed a textured surface showcasing the cards’ color-tint likenesses...Cardbacks devoted half the area to a short player biography and the rest to text promoting the set and the product.”

•	PSA goes on to say, “American, National and Federal League heroes include expected Hall of Famers Ty Cobb, Walter Johnson, Tris Speaker and Honus Wagner, plus Miller Huggins, Max Carey, Branch Rickey, Zach Wheat, Edd Roush and Clark Griffith. Three eventual members of the 1919 “Black Sox” squad are present in the form of Chick Gandil, Ed Cicotte, and the scarce “Shoeless Joe” Jackson.”

Notable Features:

•	According to PSA Card Facts, “This particular card is, arguably, his most popular and attractive issue”.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ShoelessJoeJackson1915PSA8 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 65 of 174

SERIES #ShoelessJoeJackson1915PSA8
Sport	Baseball
Professional League	MLB
Player	Joe Jackson
Team	Chicago White Sox
Year	1915
Memorabilia Type	Baseball Card
Manufacturer	Cracker Jack
Type	Vintage
Type	Rookie Card
Subject	Joe Jackson
Authentication	PSA
Grade	PSA 8

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 66 of 174

Schedule XXIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 168

Series Designation of #1982ToppsBaseballTrayPackCase,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1982ToppsBaseballTrayPackCase, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1982ToppsBaseballTrayPackCase with effect from the effective date hereof and shall continue to act as the Managing Member of #1982ToppsBaseballTrayPackCase until dissolution of #1982ToppsBaseballTrayPackCase pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1982ToppsBaseballTrayPackCase shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1982ToppsBaseballTrayPackCase through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1982ToppsBaseballTrayPackCase from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1982ToppsBaseballTrayPackCase Interests the Company can issue may not exceed the purchase price, in the aggregate, of $56,250.
Number of #1982ToppsBaseballTrayPackCase Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1982ToppsBaseballTrayPackCase Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1982ToppsBaseballTrayPackCase sold at the Initial Offering of the #1982ToppsBaseballTrayPackCase Interests (excluding the #1982ToppsBaseballTrayPackCase Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 67 of 174

Other rights	Holders of #1982ToppsBaseballTrayPackCase Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1982ToppsBaseballTrayPackCase Interests.
Officers	There shall initially be no specific officers associated with #1982ToppsBaseballTrayPackCase, although, the Managing Member may appoint Officers of #1982ToppsBaseballTrayPackCase from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering contains an opened case of 1982 Topps Baseball Tray Packs, with a total of 192 tray packs.

•	Each tray pack features 3 unopened wax packs for a total of 576 wax packs.

•	Potential cards include such stars/HoFers as: Nolan Ryan LDRs, Carl Yastrzemski, Reggie Jackson and Jackson IA, Seaver, Seaver AS, Eddie Murray, Jackson HL, Ryan HL, Steve Carlton, Carlton Fisk, Pete Rose, Rod Carew, Carew HL, Dave Winfield HL, Kirk Gibson, George Brett, Mike Schmidt, Ozzie Smith, Rickey Henderson, Paul Molitor plus many others as well as the rookie cards or George Bell, Lee Smith and Cal Ripken Jr.

•	According to PSA Card Facts, “Posed or in-action color photos dominate the card. A color frame, with the player’s name, team and position at the bottom border, surrounds the likeness.”

Notable Features:

•	This case remains in its original factory sealed form.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1982ToppsBaseballTrayPackCase going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 68 of 174

SERIES #1982ToppsBaseballTrayPackCase
Sport	Baseball
Professional League	MLB
Type	Case
Team	MLB
Year	1982
Memorabilia Type	Baseball Card Case
Manufacturer	Topps
Cards in Basket
Type	Baseball Card Case
Key Players
Authentication
Grade

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 69 of 174

Schedule XXIV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 169

Series Designation of #1909E95SGCSet,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#1909E95SGCSet, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #1909E95SGCSet with effect from the effective date hereof and shall continue to act as the Managing Member of #1909E95SGCSet until dissolution of #1909E95SGCSet pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #1909E95SGCSet shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #1909E95SGCSet through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #1909E95SGCSet from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #1909E95SGCSet Interests the Company can issue may not exceed the purchase price, in the aggregate, of $47,500.
Number of #1909E95SGCSet Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #1909E95SGCSet Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #1909E95SGCSet sold at the Initial Offering of the #1909E95SGCSet Interests (excluding the #1909E95SGCSet Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 70 of 174

Other rights	Holders of #1909E95SGCSet Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #1909E95SGCSet Interests.
Officers	There shall initially be no specific officers associated with #1909E95SGCSet, although, the Managing Member may appoint Officers of #1909E95SGCSet from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This set contains the entire 1909 Philadelphia Caramel E-95 series graded by SGC.

•	The average grade of the set is SGC 30.62

•	PSA Card Facts state, “Each item features a full-color art rendering of a player photograph framed by a white border with his last name, home city and league printed along the bottom border...Chief Bender, Frank Chance, Ed Cicotte, Ty Cobb, Eddie Collins, Sam Crawford, Johnny Evers, Christy Mathewson, Eddie Plank and Honus Wagner anchor the set.”

Notable Features:

•	Contains all 25 cards in the set, each of which measures 1-1/2” by 2-5/8”. Average grade across the 25 cards in SGC 30.62

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #1909E95SGCSet going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 71 of 174

SERIES #1909E95SGCSet
Sport	Baseball
Professional League	MLB
Player
Team	MLB
Year	1909
Memorabilia Type	Baseball Card Set
Manufacturer	Philadelphia Caramel
Cards in Basket
Type	Baseball Card Set
Subject
Authentication	SGC
Grade	SGC 30.62 AVG

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 72 of 174

Schedule XXV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 170

Series Designation of #NegroLeagueLegendaryCutsBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#NegroLeagueLegendaryCutsBasket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #NegroLeagueLegendaryCutsBasket with effect from the effective date hereof and shall continue to act as the Managing Member of #NegroLeagueLegendaryCutsBasket until dissolution of #NegroLeagueLegendaryCutsBasket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #NegroLeagueLegendaryCutsBasket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #NegroLeagueLegendaryCutsBasket through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #NegroLeagueLegendaryCutsBasket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #NegroLeagueLegendaryCutsBasket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $117,500.
Number of #NegroLeagueLegendaryCutsBasket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #NegroLeagueLegendaryCutsBasket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #NegroLeagueLegendaryCutsBasket sold at the Initial Offering of the #NegroLeagueLegendaryCutsBasket Interests (excluding the #NegroLeagueLegendaryCutsBasket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 73 of 174

Other rights	Holders of #NegroLeagueLegendaryCutsBasket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #NegroLeagueLegendaryCutsBasket Interests.
Officers	There shall initially be no specific officers associated with #NegroLeagueLegendaryCutsBasket, although, the Managing Member may appoint Officers of #NegroLeagueLegendaryCutsBasket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering contains 2 cut signature autograph cards from the 2003 SP Legendary Cuts series. They are both numbered 1/1.

•	The first card is a 1/1 cut signature of Josh Gibson. Hand numbered 1/1 in blue ink on the front and containing a framed rectangular cut signature of Josh Gibson.

•	The second card is a 1/1 cut signature of Satchel Paige, also hand numbered 1/1 in blue ink on the front and containing a framed rectangular cut signature of Satchel Paige

•	Both cards contain a quote attributed to the player depicted as well as their team logo, position and jersey number.

Notable Features:

•	These cards feature a marbled design border as well as platinum reflective foil accents to highlight the cut autographs in the center of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NegroLeagueLegendaryCutsBasket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 74 of 174

SERIES #NegroLeagueLegendaryCutsBasket
Sport	Baseball
Professional League	MLB
Player	Satchel Paige and Josh Gibson
Team	Kansas City Monarchs and Homestead Grays
Year	2003
Memorabilia Type	Baseball Cards
Manufacturer	SP Authentic
Cards in Basket	2
Type	Cut Signatures
Subject	Satchel Paige and Josh Gibson
Authentication	SP Authentic
Grade

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 75 of 174

Schedule XXVI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 171

Series Designation of #AcunaBowman10Basket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#AcunaBowman10Basket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #AcunaBowman10Basket with effect from the effective date hereof and shall continue to act as the Managing Member of #AcunaBowman10Basket until dissolution of #AcunaBowman10Basket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #AcunaBowman10Basket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #AcunaBowman10Basket through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #AcunaBowman10Basket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #AcunaBowman10Basket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $131,250.
Number of #AcunaBowman10Basket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #AcunaBowman10Basket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #AcunaBowman10Basket sold at the Initial Offering of the #AcunaBowman10Basket Interests (excluding the #AcunaBowman10Basket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 76 of 174

Other rights	Holders of #AcunaBowman10Basket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #AcunaBowman10Basket Interests.
Officers	There shall initially be no specific officers associated with #AcunaBowman10Basket, although, the Managing Member may appoint Officers of #AcunaBowman10Basket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	This offering is FOUR Ronald Acuna 2017 Bowman Chrome Prospect Autographs all Graded BGS 10/10 Autographs.

•	The four cards are: 1x Base Autograph, 1x Refractor, 1x Blue Refractor and 1x Gold Refractor.

•	Of 686 submitted base autographs 85 have received a grade of BGS 10 with 13 graded higher.

•	Of 352 submitted refractor autographs 45 have received a grade of BGS 10 with 5 graded higher.

•	Of 145 submitted blue refractor autographs 21 have received a grade of BGS 10 with 4 graded higher.

•	Of 45 submitted gold refractor autographs 7 have received a grade of BGS 10 with only 1 graded higher.

Notable Features:

•	These cards received grades of BGS10, meaning 3 of the 4 subgrade categories were given perfect 10s and one category received a 9.5.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AcunaBowman10Basket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 77 of 174

SERIES #AcunaBowman10Basket
Sport	Baseball
Professional League	MLB
Player	Ronald Acuna
Team	Atlanta Braves
Year	2017
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Basket	4
Type	Rookie Card
Subject	Ronald Acuna
Authentication	BGS
Grade	BGS 10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 78 of 174

Schedule XXVII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 172

Series Designation of #LukaFlawless9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LukaFlawless9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LukaFlawless9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #LukaFlawless9.5 until dissolution of #LukaFlawless9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LukaFlawless9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LukaFlawless9.5 through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LukaFlawless9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LukaFlawless9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $200,000.
Number of #LukaFlawless9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LukaFlawless9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LukaFlawless9.5 sold at the Initial Offering of the #LukaFlawless9.5 Interests (excluding the #LukaFlawless9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 79 of 174

Other rights	Holders of #LukaFlawless9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LukaFlawless9.5 Interests.
Officers	There shall initially be no specific officers associated with #LukaFlawless9.5, although, the Managing Member may appoint Officers of #LukaFlawless9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is a 2018-19 Panini Flawless Vertical Rookie Patch Autograph Gold Refractor of Luka Doncic graded 9.5 by BGS and serial numbered 04/10.

•	Of the 17 Vertical Rookie Patch Autographs of Luka Doncic to be graded by BGS (across all variations), 14 have received a 9.5 with none receiving a higher grade.

•	A PSA 9 version of this card sold for $67,600 on 3/22/21.

•	BGS 9.5 and PSA 9 Luka Doncic Base Prizm cards sell at an average ratio of 1.8 to 1, according to CardLadder tracking.

Notable Features:

•	This card features Luka Doncic mid-dunk in his white Mavericks uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LukaFlawless9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 80 of 174

SERIES #LukaFlawless9.5
Sport	Basketball
Professional League	NBA
Player	Luka Doncic
Team	Dallas Mavericks
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Type	Modern
Type	Rookie Card
Subject	Luka Doncic
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 81 of 174

Schedule XXVIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 173

Series Designation of #03ExquisiteBox,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#03ExquisiteBox, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #03ExquisiteBox with effect from the effective date hereof and shall continue to act as the Managing Member of #03ExquisiteBox until dissolution of #03ExquisiteBox pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #03ExquisiteBox shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #03ExquisiteBox through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #03ExquisiteBox from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #03ExquisiteBox Interests the Company can issue may not exceed the purchase price, in the aggregate, of $127,500.
Number of #03ExquisiteBox Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #03ExquisiteBox Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #03ExquisiteBox sold at the Initial Offering of the #03ExquisiteBox Interests (excluding the #03ExquisiteBox Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 82 of 174

Other rights	Holders of #03ExquisiteBox Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #03ExquisiteBox Interests.
Officers	There shall initially be no specific officers associated with #03ExquisiteBox, although, the Managing Member may appoint Officers of #03ExquisiteBox from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is a sealed box of 2003-04 Upper Deck Exquisite Basketball.

•	PSA Card Facts describe Upper Deck Exquisite as, “An ultra high-end product...Exquisite boxes consisted of a single five-card pack in an engraved wooden box

•	The LeBron James Jersey Autograph rookie card is the premier card in the set. Not to be overlooked are also rookie cards of Dwyane Wade and Carmelo Anthony.

•	A 2003-04 Exquisite LeBron James Rookie Patch Autograph sold for a then record $1.8 Million in July of 2020.

Notable Features:

•	The box is sealed and remains unopened.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #03ExquisiteBox going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 83 of 174

SERIES #03ExquisiteBox
Sport	Basketball
Professional League	NBA
Type	Sealed Hobby Box
Team	All NBA Teams
Year	2003-04
Memorabilia Type	Basketball Card Box
Manufacturer	Upper Deck
Items in Offering	1
Type	Sealed Hobby Box
Subject	2003-04 Upper Deck Exquisite Basketball
Authentication	Upper Deck
Status	Sealed/Unopened

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 84 of 174

Schedule XXIX to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 174

Series Designation of #Jordan85StarBGS8.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Jordan85StarBGS8.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Jordan85StarBGS8.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #Jordan85StarBGS8.5 until dissolution of #Jordan85StarBGS8.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Jordan85StarBGS8.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Jordan85StarBGS8.5 through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Jordan85StarBGS8.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Jordan85StarBGS8.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $107,500.
Number of #Jordan85StarBGS8.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Jordan85StarBGS8.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Jordan85StarBGS8.5 sold at the Initial Offering of the #Jordan85StarBGS8.5 Interests (excluding the #Jordan85StarBGS8.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 85 of 174

Other rights	Holders of #Jordan85StarBGS8.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Jordan85StarBGS8.5 Interests.
Officers	There shall initially be no specific officers associated with #Jordan85StarBGS8.5, although, the Managing Member may appoint Officers of #Jordan85StarBGS8.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Michael Jordan’s widely accepted rookie appearance is in the 1986 Fleer series, but in fact, there were cards of him issued before that mainstream release. Offered is the Michael Jordan card from the 288-card 1984-85 Star Co. basketball set. These cards were distributed in sealed team bags with the Jordan card located on top of course.

•	Many collectors consider the 1984-85 Star Company card to be Michael Jordans true rookie card.

•	The Star Company is a ‘true’ rookie card, distributed during his first NBA season but because the cards weren’t widely available to the public as a whole, they often lack the mainstream brand exposure and public knowledge that the more popular 1986-87 Fleer issue carries.

•	It’s been reported that only 3,000 copies of Jordan’s Star Company Rookie Card were produced, compared to ~16,000 copies of Jordan’s Fleer set.

•	Graded an 8.5 by BGS.

Notable Features:

•	The card boasts sharp corners and a beautifully focused image of the Chicago Bulls legend.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Jordan85StarBGS8.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 86 of 174

SERIES #Jordan85StarBGS8.5
Sport	Basketball
Professional League	NBA
Player	Michael Jordan
Team	Chicago Bulls
Year	1984-1985
Memorabilia Type	Basketball Card
Manufacturer	Star Company
Cards in Offering	1
Subject	Michael Jordan
Era	Modern
Authentication	BGS
Grade	8.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 87 of 174

Schedule XXX to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 175

Series Designation of #NTBBallWaxBundle,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#NTBBallWaxBundle, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #NTBBallWaxBundle with effect from the effective date hereof and shall continue to act as the Managing Member of #NTBBallWaxBundle until dissolution of #NTBBallWaxBundle pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #NTBBallWaxBundle shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #NTBBallWaxBundle through that certain Consignment Agreement dated as of 3/25/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #NTBBallWaxBundle from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #NTBBallWaxBundle Interests the Company can issue may not exceed the purchase price, in the aggregate, of $181,250.
Number of #NTBBallWaxBundle Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #NTBBallWaxBundle Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #NTBBallWaxBundle sold at the Initial Offering of the #NTBBallWaxBundle Interests (excluding the #NTBBallWaxBundle Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 88 of 174

Other rights	Holders of #NTBBallWaxBundle Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #NTBBallWaxBundle Interests.
Officers	There shall initially be no specific officers associated with #NTBBallWaxBundle, although, the Managing Member may appoint Officers of #NTBBallWaxBundle from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is a collection of THREE sealed cases of Panini National Treasures Basketball from 2017/18 through 2019/20.

•	PSA Card Facts describe Panini National Treasures Basketball as, “a beautifully-presented, ultra high-end issue that annually offers many of the top cards for the basketball season.”

•	The 2017-18 set’s most sought after rookie cards are from Jayson Tatum and Donovan Mitchell.

•	The 2018-19 set’s most sought after rookie cards are from Luka Doncic and Trae Young.

•	The 2019-20 set’s most sought after rookie cards are from Zion Williamson and Ja Morant.

•	Contained within the National Treasures product series is the premier rookie cards in the entire hobby, the “logoman”.

•	The 2018-19 National Treasures Luka Doncic Logoman Autograph sold for a record $4.6 Million in February of 2021.

Notable Features:

•	Each case is sealed and remains unopened.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #NTBballWaxBundle going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 89 of 174

SERIES #NTBBallWaxBundle
Sport	Basketball
Professional League	NBA
Items in Offering	3
Team	All NBA
Year	2017/18, 2018/19, 2019/20
Memorabilia Type	Basketball Card Cases
Manufacturer	Panini
Cards in Basket	3 Cases
Type	Sealed Hobby Case
Subject	2017/18, 2018/19 and 2019/20 National Treasures Basketball Hobby Case
Authentication	Panini
State	Sealed/Unopened

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 90 of 174

Schedule XXXI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 176

Series Designation of #BradyChampionshipTicket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BradyChampionshipTicket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BradyChampionshipTicket with effect from the effective date hereof and shall continue to act as the Managing Member of #BradyChampionshipTicket until dissolution of #BradyChampionshipTicket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BradyChampionshipTicket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BradyChampionshipTicket through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BradyChampionshipTicket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BradyChampionshipTicket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $3,212,500.
Number of #BradyChampionshipTicket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BradyChampionshipTicket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BradyChampionshipTicket sold at the Initial Offering of the #BradyChampionshipTicket Interests (excluding the #BradyChampionshipTicket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 91 of 174

Other rights	Holders of #BradyChampionshipTicket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BradyChampionshipTicket Interests.
Officers	There shall initially be no specific officers associated with #BradyChampionshipTicket, although, the Managing Member may appoint Officers of #BradyChampionshipTicket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The 2000 Playoff Contenders is without debate the top rookie card for Tom Brady, and therefore one of the most sought after and desired cards in all of modern football, featuring an action shot of Brady throwing.

•	Notoriously difficult to grade due to autograph issues, paper card stock and dark rear edges, chipping issues are prevalent throughout.

•	This Championship Ticket variation is the only variation of Tom Brady’s Contenders auto and is stamped with a serial number out of 100.

•	Graded BGS 8.5 with an autograph grade of 10, this card is a POP 26 with only 7 graded higher out of 71 total submissions.

•	Another BGS 8.5 of this card, albeit with a lower autograph grade of 9, sold for just over $2.2 Million in April of 2021.

Notable Features:

•	The 2000 Playoff Contenders is Tom Brady’s debut rookie card.

•	The Championship Ticket is stamped with a serial number out of 100.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyChampionshipTicket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 92 of 174

SERIES #BradyChampionshipTicket
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Football Card
Manufacturer	Playoff Corporation
Cards in Offering	1
Subject	Tom Brady
Era	Modern
Authentication	BGS
Grade	8.5/10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 93 of 174

Schedule XXXII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 177

Series Designation of #TroutBowmanPristine,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TroutBowmanPristine, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TroutBowmanPristine with effect from the effective date hereof and shall continue to act as the Managing Member of #TroutBowmanPristine until dissolution of #TroutBowmanPristine pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TroutBowmanPristine shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TroutBowmanPristine through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TroutBowmanPristine from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TroutBowmanPristine Interests the Company can issue may not exceed the purchase price, in the aggregate, of $2,500,000.
Number of #TroutBowmanPristine Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TroutBowmanPristine Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TroutBowmanPristine sold at the Initial Offering of the #TroutBowmanPristine Interests (excluding the #TroutBowmanPristine Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 94 of 174

Other rights	Holders of #TroutBowmanPristine Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TroutBowmanPristine Interests.
Officers	There shall initially be no specific officers associated with #TroutBowmanPristine, although, the Managing Member may appoint Officers of #TroutBowmanPristine from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	This offering is a Mike Trout 2009 Bowman Chrome Prospect Autograph X-Fractor card in a perfect Black Label BGS 10 grade, the only to receive such a grade out of 162 submissions.

•	CardLadder lists the most recent sale of a BGS 9.5 version of this card as $61,000 on 3/10/21.

•	Beckett felt the perfect Black Label grade on this card was so significant they posted the following on their website in a feature about this specific card, “You know that combination of exuberance and speechlessness? Well, that was us the other day in the Beckett Grading offices.Like the player, we score this 2009 Bowman Chrome Draft Prospects X-Fractors Mike Trout autograph a perfect 10, landing it the elusive BGS Black Label for having 10 sub-grades in all areas.”

Notable Features:

•	Features Mike Trout in the batters box mid-at bat wearing his Angels uniform and the coveted BGS 10 Black Label

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TroutBowmanPristine going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 95 of 174

SERIES #TroutBowmanPristine
Sport	Baseball
Professional League	MLB
Player	Mike Trout
Team	Los Angeles Angels
Year	2009
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Mike Trout
Era	Modern
Authentication	BGS
Grade	BGS 10/10 Black Label

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 96 of 174

Schedule XXXIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 178

Series Designation of #LBJExquisite,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LBJExquisite, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LBJExquisite with effect from the effective date hereof and shall continue to act as the Managing Member of #LBJExquisite until dissolution of #LBJExquisite pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LBJExquisite shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LBJExquisite through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LBJExquisite from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LBJExquisite Interests the Company can issue may not exceed the purchase price, in the aggregate, of $2,200,000.
Number of #LBJExquisite Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LBJExquisite Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LBJExquisite sold at the Initial Offering of the #LBJExquisite Interests (excluding the #LBJExquisite Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 97 of 174

Other rights	Holders of #LBJExquisite Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LBJExquisite Interests.
Officers	There shall initially be no specific officers associated with #LBJExquisite, although, the Managing Member may appoint Officers of #LBJExquisite from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.

•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.

•	Featuring both an autograph and an incredibly rare three-color patch of game-worn jersey, this card is numbered 34/99 and graded 8.5 by BGS with a bold blue 10 autograph by Beckett. This Rookie Patch Autograph is a POP 26 with 54 cards graded higher out of 98 total submissions.

•	Another three-color LeBron James Exquisite Rookie Patch Autograph in a grade of BGS 8.5 sold via Goldin Auctions for $1.53 Million in March of 2021.

Notable Features:

•	This card features an image of LeBron in his white Cavaliers uniform mid-dribble.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LBJExquisite going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 98 of 174

SERIES #LBJExquisite
Sport	Basketball
Professional League	NBA
Player	LeBron James
Team	Cleveland Cavaliers
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Subject	LeBron James
Era	Modern
Authentication	BGS
Grade	8.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 99 of 174

Schedule XXXIV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 179

Series Designation of #Kobe96RefractorBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Kobe96RefractorBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Kobe96RefractorBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #Kobe96RefractorBGS9.5 until dissolution of #Kobe96RefractorBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Kobe96RefractorBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Kobe96RefractorBGS9.5 through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Kobe96RefractorBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Kobe96RefractorBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $275,000.
Number of #Kobe96RefractorBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Kobe96RefractorBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Kobe96RefractorBGS9.5 sold at the Initial Offering of the #Kobe96RefractorBGS9.5 Interests (excluding the #Kobe96RefractorBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 100 of 174

Other rights	Holders of #Kobe96RefractorBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Kobe96RefractorBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #Kobe96RefractorBGS9.5, although, the Managing Member may appoint Officers of #Kobe96RefractorBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	1996-97 Topps Chrome contained the rookies of Kobe Bryant, Allen Iverson, Steve Nash and Ray Allen among others. The cards mirror the 1996-97 Topps base design, but with a chrome finish.

•	This offering contains a 1996-97 Topps Chrome Refractors Kobe Bryant graded a 9.5 by BGS. With three 9.5 subgrades and one 10 subgrade this card is considered a “true gem plus” by collectors.

•	Out of 289 total submissions, 88 have received a 9.5 grade with only 15 cards receiving higher grades.

•	The Topps Chrome is one of the most coveted Kobe Bryant Rookie Cards, with Refractors fetching a premium price. According to Beckett, “Of all the Kobe Bryant cards from his rookie year, the 1996-97 Topps Chrome Refractor is arguably the one.”

•	A BGS10 Black Label version of this card sold in March of 2021 for $1.75 Million via Goldin Auctions. CardLadder tracks the most recent sale of a 9.5 as $80,588 via eBay on 4/4/21, down from $135,000 via Goldin Auctions on 3/21/21.

Notable Features:

•	The card features Kobe Bryant playing against the Timberwolves in his yellow Lakers jersey in the middle of a drive down the lane.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Kobe96RefractorBGS9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 101 of 174

SERIES #Kobe96RefractorBGS9.5
Sport	Basketball
Professional League	NBA
Player	Kobe Bryant
Team	Los Angeles Lakers
Year	1996-97
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Kobe Bryant
Era	Modern
Authentication	BGS
Grade	9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 102 of 174

Schedule XXXV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 180

Series Designation of #03ToppsChromeWax,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#03ToppsChromeWax, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #03ToppsChromeWax with effect from the effective date hereof and shall continue to act as the Managing Member of #03ToppsChromeWax until dissolution of #03ToppsChromeWax pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #03ToppsChromeWax shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #03ToppsChromeWax through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #03ToppsChromeWax from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #03ToppsChromeWax Interests the Company can issue may not exceed the purchase price, in the aggregate, of $63,750.
Number of #03ToppsChromeWax Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #03ToppsChromeWax Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #03ToppsChromeWax sold at the Initial Offering of the #03ToppsChromeWax Interests (excluding the #03ToppsChromeWax Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 103 of 174

Other rights	Holders of #03ToppsChromeWax Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #03ToppsChromeWax Interests.
Officers	There shall initially be no specific officers associated with #03ToppsChromeWax, although, the Managing Member may appoint Officers of #03ToppsChromeWax from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	03-04 Topps Chrome contained the rookies of LeBron James, Dwyane Wade, Carmelo Anthony and Chris Bosh. The cards mirror the 2003-04 Topps base design, but with a chrome finish.

•	There are a host of parallel refractors in the set, including base Refractors, Black Refractors (#500), and X-Fractors (#200).

•	X-Fractors were issued one per hobby box as a topper, and came in a sealed magnetic case. Gold Refractor base cards are (#99) for veterans and (#50) for rookies.

•	Action images were exchanged for the originals on the rookie cards, and a dozen of the foreign players have a variation with the card back written in their native language.

Notable Features:

•	This box comes in its original factory sealed form.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #03ToppsChromeWax going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 104 of 174

SERIES #03ToppsChromeWax
Sport	Basketball
Professional League	NBA
Type	Wax
Teams	All NBA teams
Year	2003-04
Memorabilia Type	Sealed Basketball Card Box
Manufacturer	Topps
Items in Offering	1
Subject	2003-04 Topps Chrome Basketball
Era	Modern
Sealed	Yes
Status	Unopened

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 105 of 174

Schedule XXXVI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 181

Series Designation of #BradyBowman10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BradyBowman10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BradyBowman10 with effect from the effective date hereof and shall continue to act as the Managing Member of #BradyBowman10 until dissolution of #BradyBowman10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BradyBowman10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BradyBowman10 through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BradyBowman10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BradyBowman10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $53,750.
Number of #BradyBowman10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BradyBowman10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BradyBowman10 sold at the Initial Offering of the #BradyBowman10 Interests (excluding the #BradyBowman10 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 106 of 174

Other rights	Holders of #BradyBowman10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BradyBowman10 Interests.
Officers	There shall initially be no specific officers associated with #BradyBowman10, although, the Managing Member may appoint Officers of #BradyBowman10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The 2000 Bowman Chrome is one of the more sought after Tom Brady rookie cards, exceedingly rare in ultra-high grades due to its low desirability at the time of printing when Brady was still a no-name 6th round pick.

•	Out of 3,415 total submissions, 102 have received a BGS 10 grade with only 2 receiving a perfect Black Label score.

•	Goldin Auctions recently sold a BGS 10 for $43,200 on 3/6/21.

Notable Features:

•	This card features an image of Brady in his white Patriots jersey with his arm pulled back about to attempt a pass.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BradyBowman10 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 107 of 174

SERIES #BradyBowman10
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Football Card
Manufacturer	Bowman
Cards in Offering	1
Subject	Tom Brady
Era	Modern
Authentication	BGS
Grade	10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 108 of 174

Schedule XXXVII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 182

Series Designation of #KDToppsChrome10,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#KDToppsChrome10, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #KDToppsChrome10 with effect from the effective date hereof and shall continue to act as the Managing Member of #KDToppsChrome10 until dissolution of #KDToppsChrome10 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #KDToppsChrome10 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #KDToppsChrome10 through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #KDToppsChrome10 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #KDToppsChrome10 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $53,750.
Number of #KDToppsChrome10 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #KDToppsChrome10 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #KDToppsChrome10 sold at the Initial Offering of the #KDToppsChrome10 Interests (excluding the #KDToppsChrome10 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #KDToppsChrome10 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #KDToppsChrome10 Interests.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 109 of 174

Officers	There shall initially be no specific officers associated with #KDToppsChrome10, although, the Managing Member may appoint Officers of #KDToppsChrome10 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering contains a 2007-08 Topps Chrome Refractors Kevin Durant graded a 10 by PSA.

•	Out of 362 total submissions, 188 have received a 10 from PSA.

•	The Topps Chrome is one of the most coveted Kevin Durant Rookie Cards, with Refractors fetching a premium price and stamped with a serial number out of 500.

•	CardLadder tracks the most recent sale of a PSA 10 at $47,877 on 3/31/21 and an average of $49,600 over the last 10 sales.

Notable Features:

•	The card features Kevin Durant in his original Seattle Sonics jersey in mid-shooting form.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #KDToppsChrome10 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 110 of 174

SERIES #KDToppsChrome10
Sport	Basketball
Professional League	NBA
Player	Kevin Durant
Team	Seattle Supersonics (now Brooklyn Nets)
Year	2007
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Kevin Durant
Era	Modern
Authentication	PSA
Grade	10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 111 of 174

Schedule XXXVIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 183

Series Designation of #LBJKobeToppsBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#LBJKobeToppsBasket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #LBJKobeToppsBasket with effect from the effective date hereof and shall continue to act as the Managing Member of #LBJKobeToppsBasket until dissolution of #LBJKobeToppsBasket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #LBJKobeToppsBasket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #LBJKobeToppsBasket through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #LBJKobeToppsBasket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #LBJKobeToppsBasket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $63,750.
Number of #LBJKobeToppsBasket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #LBJKobeToppsBasket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #LBJKobeToppsBasket sold at the Initial Offering of the #LBJKobeToppsBasket Interests (excluding the #LBJKobeToppsBasket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 112 of 174

Other rights	Holders of #LBJKobeToppsBasket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #LBJKobeToppsBasket Interests.
Officers	There shall initially be no specific officers associated with #LBJKobeToppsBasket, although, the Managing Member may appoint Officers of #LBJKobeToppsBasket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Topps is widely considered one of the flagship products across the Basketball hobby, both the base run and it’s chrome counterpart.

•	This basket features the Topps rookie cards for Kobe Bryant and LeBron James, both graded Pristine 10 by BGS.

•	The 1996-97 Topps Kobe Bryant BGS 10 is a POP 67 with none graded higher out of 7,344 total submissions, putting this card in the top 0.9% of the submitted examples.

•	The 2003-04 Topps LeBron James BGS 10 is a POP 39 with only 4 graded higher out of 5,771 total submissions, putting this card in the top 0.7% of the submitted examples.

•	CardLadder tracks the most recent sales of 96-97 Topps Kobe Bryant and 03-04 Topps LeBron James BGS 10s as $24,000 on 3/20/21 and $12,000 on 1/31/21 respectively.

Notable Features:

•	The cards both received Pristine 10 grades from BGS, meaning three subgrades of 10 and one subgrade of 9.5

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #LBJKobeToppsBasket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 113 of 174

SERIES #LBJKobeToppsBasket
Sport	Basketball
Professional League	NBA
Player	LeBron James and Kobe Bryant
Team	Cleveland Cavaliers and Los Angeles Lakers
Year	1996-97 and 2003-04
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	2
Subject	LeBron James and Kobe Bryant
Era	Modern
Authentication	BGS
Grade	10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 114 of 174

Schedule XXXIX to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 184

Series Designation of #SotoOrangeRefractorBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#SotoOrangeRefractorBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #SotoOrangeRefractorBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #SotoOrangeRefractorBGS9.5 until dissolution of #SotoOrangeRefractorBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #SotoOrangeRefractorBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #SotoOrangeRefractorBGS9.5 through that certain Consignment Agreement dated as of 4/4/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #SotoOrangeRefractorBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #SotoOrangeRefractorBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $300,000.
Number of #SotoOrangeRefractorBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #SotoOrangeRefractorBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #SotoOrangeRefractorBGS9.5 sold at the Initial Offering of the #SotoOrangeRefractorBGS9.5 Interests (excluding the #SotoOrangeRefractorBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 115 of 174

Other rights	Holders of #SotoOrangeRefractorBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #SotoOrangeRefractorBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #SotoOrangeRefractorBGS9.5, although, the Managing Member may appoint Officers of #SotoOrangeRefractorBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Prospect Autographs with the “1st Bowman” designation are considered to be the premier modern baseball rookie card, consistently fetching the highest recorded sale prices, with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

•	Next to the Superfractor (#/1) and Red (#/5), the Orange (#/25) is the most sought after variation of Soto’s rookie card.

•	In this specific instance, the Orange becomes the second most sought after variation behind the Red as a result of the Superfractor having been altered and no longer considered “legitimate” by collectors.

•	This Orange refractor, numbered /25, is graded a 9.5 by BGS, making it a POP 15 out of 34 total submissions with no cards receiving a grade of 10.

•	Of the 34 cards to receive a 9.5 grade, this offering is one of the only 2 to have received a “True Gem Plus” grade of three 9.5 subgrades and one 10.

•	CardLadder tracks the most recent public sale of an Orange 9.5 as $7,252 on 11/14/18.

•	CardLadder tracked a Gold 9.5 on 9/23/18 that sold for $4,050 via eBay, and most recently a Gold Refractor (/50) sold for $81,180 on 4/6/21 via Goldin Auctions. This represents a 1,904% increase over that timeframe.

Notable Features:

•	Features an image of Juan Soto in his red Nationals Jersey standing on base and is numbered out of 25.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #SotoOrangeBowman going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 116 of 174

SERIES #SotoOrangeRefractorBGS9.5
Sport	Baseball
Professional League	MLB
Player	Juan Soto
Team	Washington Nationals
Year	2016
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Offering	1
Subject	Juan Soto
Era	Modern
Authentication	BGS
Grade	9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 117 of 174

Schedule XL to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 185

Series Designation of #TroutFinestSuperfractor,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TroutFinestSuperfractor, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TroutFinestSuperfractor with effect from the effective date hereof and shall continue to act as the Managing Member of #TroutFinestSuperfractor until dissolution of #TroutFinestSuperfractor pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TroutFinestSuperfractor shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TroutFinestSuperfractor through that certain Consignment Agreement dated as of 3/10/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TroutFinestSuperfractor from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TroutFinestSuperfractor Interests the Company can issue may not exceed the purchase price, in the aggregate, of $306,250.
Number of #TroutFinestSuperfractor Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TroutFinestSuperfractor Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TroutFinestSuperfractor sold at the Initial Offering of the #TroutFinestSuperfractor Interests (excluding the #TroutFinestSuperfractor Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TroutFinestSuperfractor Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TroutFinestSuperfractor Interests.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 118 of 174

Officers	There shall initially be no specific officers associated with #TroutFinestSuperfractor, although, the Managing Member may appoint Officers of #TroutFinestSuperfractor from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	One of the earliest premium products, Finest was still going strong in 2011. The cards were issued in six-pack mini-boxes. The 100-card base set offered an extreme collection of parallels
•	The hottest items in the set are the all on-card autographed rookie parallels, which consist of Refractors, X-Fractors (/299), Green (/199), Orange (/99), Gold (/59), Red (/25), Die-Cut Mosiac (/10), Purple (/5), Printing Plates, Super-Fractors (/1).
•	This offering is the Mike Trout 2011 Topps Finest Superfractor 1/1 and widely considered one of the most valuable Mike Trout cards in existence and was ranked as the 12th most valuable Mike Trout card of 2020 by The Cardboard Connection.
•	The card has been graded as Authentic by PSA and received an autograph grade of a perfect 10.
•	Mike Trout rookie cards routinely fetch the highest prices among all of modern baseball with Mike Trout’s 1st Bowman Superfractor 1/1 selling for $3.94 Million in August of 2020.

Notable Features:

•	This gold foil finished superfractor is stamped with a 1/1 serial number and features trout during a warmup swing wearing his white Angels uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TroutFinestSuperfractor going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 119 of 174

SERIES #TroutFinestSuperfractor
Sport	Baseball
Professional League	MLB
Player	Mike Trout
Team	Los Angeles Angels
Year	2011
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Basket	1
Type	Rookie Card
Subject	Mike Trout
Authentication	PSA
Grade	PSA Authentic / 10 Autograph

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 120 of 174

Schedule XLI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 186

Series Designation of #MagicBirdDrJPSA9Basket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MagicBirdDrJPSA9Basket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MagicBirdDrJPSA9Basket with effect from the effective date hereof and shall continue to act as the Managing Member of #MagicBirdDrJPSA9Basket until dissolution of #MagicBirdDrJPSA9Basket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MagicBirdDrJPSA9Basket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MagicBirdDrJPSA9Basket through that certain Consignment Agreement dated as of 3/18/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MagicBirdDrJPSA9Basket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MagicBirdDrJPSA9Basket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $100,000.
Number of #MagicBirdDrJPSA9Basket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MagicBirdDrJPSA9Basket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MagicBirdDrJPSA9Basket sold at the Initial Offering of the #MagicBirdDrJPSA9Basket Interests (excluding the #MagicBirdDrJPSA9Basket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 121 of 174

Other rights	Holders of #MagicBirdDrJPSA9Basket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MagicBirdDrJPSA9Basket Interests.
Officers	There shall initially be no specific officers associated with #MagicBirdDrJPSA9Basket, although, the Managing Member may appoint Officers of #MagicBirdDrJPSA9Basket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering contains TWO 1980 Topps Scoring Leader Bird, Erving, Johnson cards in PSA 9 grades.
•	According to PSA Card Facts cards, “This is the key rookie card of the two most popular players of the 1980s. Larry Bird, a forward, and Magic Johnson, a point guard, had a competitive fire between them that started at the college level. After Bird led Indiana State to the NCAA Finals during the 1978-79 season, Magic and Michigan State ruined Bird’s dream season by defeating Indiana for the title. From that point forward, the rivalry began”.
•	These cards are two of 613 to receive a grade of 9 from PSA, with only 24 receiving a higher grade out of 8,955 submissions.
•	PSA goes on to say, “This three-player card, one that also includes Julius Erving, is notorious for having black print defects scattered across the front and is fairly difficult to find perfectly centered.”
•	CardLadder tracks sales of 1980 Topps Scoring Leader Bird, Erving, Johnson cards in PSA 9 at an average of $49,640 and rising from $24,000 to $51,600, with a high of $70,000 over the last 3 months.

Notable Features:

•	The cards feature rookie images of Larry Bird and Magic Johnson on either side of “scoring leader” Julius Erving.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MagicBirdDrJPSA9 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 122 of 174

SERIES #MagicBirdDrJPSA9Basket
Sport	Basketball
Professional League	NBA
Player	Magic Johnson, Larry Bird & Julius Erving
Team	Los Angeles Lakers, Boston Celtics & Philadelphia 76ers
Year	1980
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	2
Subject	Magic Johnson, Larry Bird & Julius Erving
Authentication	PSA
Grade	9
Type	Tri-panel perforated
Rookie Vintage	Yes (Bird & Magic)

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 123 of 174

Schedule XLII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 187

Series Designation of #Jordan86FleerBGS9.5Basket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Jordan86FleerBGS9.5Basket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Jordan86FleerBGS9.5Basket with effect from the effective date hereof and shall continue to act as the Managing Member of #Jordan86FleerBGS9.5Basket until dissolution of #Jordan86FleerBGS9.5Basket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Jordan86FleerBGS9.5Basket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Jordan86FleerBGS9.5Basket through that certain Consignment Agreement dated as of 3/23/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Jordan86FleerBGS9.5Basket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Jordan86FleerBGS9.5Basket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $227,500.
Number of #Jordan86FleerBGS9.5Basket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Jordan86FleerBGS9.5Basket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Jordan86FleerBGS9.5Basket sold at the Initial Offering of the #Jordan86FleerBGS9.5Basket Interests (excluding the #Jordan86FleerBGS9.5Basket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 124 of 174

Other rights	Holders of #Jordan86FleerBGS9.5Basket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Jordan86FleerBGS9.5Basket Interests.
Officers	There shall initially be no specific officers associated with #Jordan86FleerBGS9.5Basket, although, the Managing Member may appoint Officers of #Jordan86FleerBGS9.5Basket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering contains TWO Michael Jordan 1986 Fleer Rookie cards in grades of BGS 9.5.
•	This offering represents 2 of the 526 cards to have received a 9.5 grade out of 11,630 submissions.
•	A BGS 9.5 example most recently sold for $91,000 on 3/18/21, with an average price of $87,500 over the prior 3 months.
•	The 1986 Fleer Michael Jordan represents the most iconic basketball card in the hobby today, with PSA 10 copies selling for over $700,000.

Notable Features:

•	The cards feature Michael Jordan in his famous “air jordan” pose mid-dunk.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Jordan86FleerBGS9.5Basket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 125 of 174

SERIES #Jordan86FleerBGS9.5Basket
Sport	Basketball
Professional League	NBA
Player	Michael Jordan
Team	Chicago Bulls
Year	1986
Memorabilia Type	Basketball Card
Manufacturer	Fleer
Cards in Offering	2
Card #	57
Subject	Michael Jordan
Authentication	BGS
Grade	BGS 9.5
Offering Type	Basket

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 126 of 174

Schedule XLIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 188

Series Designation of #OvechkinSPAuthBasket9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#OvechkinSPAuthBasket9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #OvechkinSPAuthBasket9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #OvechkinSPAuthBasket9.5 until dissolution of #OvechkinSPAuthBasket9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #OvechkinSPAuthBasket9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #OvechkinSPAuthBasket9.5 through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #OvechkinSPAuthBasket9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #OvechkinSPAuthBasket9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $48,750.
Number of #OvechkinSPAuthBasket9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #OvechkinSPAuthBasket9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #OvechkinSPAuthBasket9.5 sold at the Initial Offering of the #OvechkinSPAuthBasket9.5 Interests (excluding the #OvechkinSPAuthBasket9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 127 of 174

Other rights	Holders of #OvechkinSPAuthBasket9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #OvechkinSPAuthBasket9.5 Interests.
Officers	There shall initially be no specific officers associated with #OvechkinSPAuthBasket9.5, although, the Managing Member may appoint Officers of #OvechkinSPAuthBasket9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is TWO Alex Ovechkin 2005-06 SP Authentic Autograph BGS 9.5.
•	Out of 392 graded examples this basket represents the 2 of the 225 BGS 9.5s in existence.
•	A PSA 10 version of the card, population 41, most recently sold for $30,000 on 3/25/21.
•	These cards feature Alex Ovechkin posing in his black Capitals jersey with a bold blue signature below his portrait.

Notable Features:

•	These cards feature a congratulatory statement from Upper Deck on the back attesting to the authenticity of the autograph.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #OvechkinSPAuthBasket9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 128 of 174

SERIES #OvechkinSPAuthBasket9.5
Sport	Hockey
Professional League	NHL
Player	Alex Ovechkin
Team	Washington Capitals
Year	2005-06
Memorabilia Type	Hockey Card
Manufacturer	SP Authentic
Cards in Basket	2
Type	Rookie Card
Subject	Alex Ovechkin
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 129 of 174

Schedule XLIV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 189

Series Designation of #Mantle1963PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Mantle1963PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Mantle1963PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #Mantle1963PSA9 until dissolution of #Mantle1963PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Mantle1963PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Mantle1963PSA9 through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Mantle1963PSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Mantle1963PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $125,000.
Number of #Mantle1963PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Mantle1963PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Mantle1963PSA9 sold at the Initial Offering of the #Mantle1963PSA9 Interests (excluding the #Mantle1963PSA9 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 130 of 174

Other rights	Holders of #Mantle1963PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Mantle1963PSA9 Interests.
Officers	There shall initially be no specific officers associated with #Mantle1963PSA9, although, the Managing Member may appoint Officers of #Mantle1963PSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The offering contains a 1963 Topps Mickey Mantle with a grade of PSA 9
•	This PSA 9 is one of 40 to receive the grade with 2 graded higher out of 5,116 graded examples.
•	The most recent sale of a PSA 9 is $51,335 on 12/29/20. VCP pricing guide tracks sales of PSA 8 examples as rising from $3,600 on 11/29/20 to $6,107 on 3/15/21, a 69% increase over that time.
•	According to PSA Card Facts, “The focal point of each player card was a large likeness of the athlete with a smaller, black-and-white image, centered within a circular area at a bottom edge corner...Elevated levels of condition scarcity are attached to the 1963 Topps cards, as the sensitive corners where solid color extends to the tips are prone to wear.”

Notable Features:

•	Many collectors enjoy the 1963 Topps Mantle for its dual-image design and overall color scheme.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1963PSA9 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 131 of 174

SERIES #Mantle1963PSA9
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1963
Memorabilia Type	Baseball Card
Manufacturer	Topps
Card #	200
Type	Vintage card
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 9

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 132 of 174

Schedule XLV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 190

Series Designation of #Gretzky1979Topps9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Gretzky1979Topps9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Gretzky1979Topps9 with effect from the effective date hereof and shall continue to act as the Managing Member of #Gretzky1979Topps9 until dissolution of #Gretzky1979Topps9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Gretzky1979Topps9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Gretzky1979Topps9 through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Gretzky1979Topps9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Gretzky1979Topps9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $115,500.
Number of #Gretzky1979Topps9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Gretzky1979Topps9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Gretzky1979Topps9 sold at the Initial Offering of the #Gretzky1979Topps9 Interests (excluding the #Gretzky1979Topps9 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 133 of 174

Other rights	Holders of #Gretzky1979Topps9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Gretzky1979Topps9 Interests.
Officers	There shall initially be no specific officers associated with #Gretzky1979Topps9, although, the Managing Member may appoint Officers of #Gretzky1979Topps9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This is one of the key rookie cards of hockey’s greatest player. When people talk about the greatest athletes in sports, you often hear names like Babe Ruth, Muhammad Ali and Michael Jordan, but one could make a great argument that none of them dominated their sport the way Wayne Gretzky dominated hockey
•	Graded PSA 9, this 1979 Topps card is one of 172 to receive that grade out of 6,362 submissions with only 2 graded higher.
•	A PSA 9 most recently sold for $70,099 on 3/26/21 via eBay following a high sale of $93,480 on 2/12/21 via Goldin Auctions.

Notable Features:

•	This card features Gretzky mid-skate in his blue Oilers jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Gretzky1979Topps9 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 134 of 174

SERIES #Gretzky1979Topps9
Sport	Hockey
Professional League	NHL
Player	Wayne Gretzky
Team	Edmonton Oilers
Year	1979
Memorabilia Type	Hockey Card
Manufacturer	Topps
Cards in Basket	1
Type	Rookie Card
Subject	Wayne Gretzky
Authentication	PSA
Grade	PSA 9

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 135 of 174

Schedule XLVI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 191

Series Designation of #MessiMegacracksBGS9.5Basket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MessiMegacracksBGS9.5Basket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MessiMegacracksBGS9.5Basket with effect from the effective date hereof and shall continue to act as the Managing Member of #MessiMegacracksBGS9.5Basket until dissolution of #MessiMegacracksBGS9.5Basket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MessiMegacracksBGS9.5Basket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MessiMegacracksBGS9.5Basket through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MessiMegacracksBGS9.5Basket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MessiMegacracksBGS9.5Basket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $50,000.
Number of #MessiMegacracksBGS9.5Basket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MessiMegacracksBGS9.5Basket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MessiMegacracksBGS9.5Basket sold at the Initial Offering of the #MessiMegacracksBGS9.5Basket Interests (excluding the #MessiMegacracksBGS9.5Basket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 136 of 174

Other rights	Holders of #MessiMegacracksBGS9.5Basket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MessiMegacracksBGS9.5Basket Interests.
Officers	There shall initially be no specific officers associated with #MessiMegacracksBGS9.5Basket, although, the Managing Member may appoint Officers of #MessiMegacracksBGS9.5Basket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The basket contains two (2) Lionel Messi Rookie cards, both graded 9.5 by BGS.
•	These 2004 Panini Megacracks represent 2 of the 38 to receive that grade out of 113 submissions. Only 1 card has received a grade of 10.
•	A BGS 9.5 most recently sold for $8,008 on 3/27/21 via eBay and as high as $14,000 on 2/18/21.

Notable Features:

•	These cards feature an image of Messi mid-dribble in his Barcelona uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MessiMegacracksBGS9.5Basket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 137 of 174

SERIES #MessiMegacracksBGS9.5Basket
Sport	Soccer
Professional League	UPL
Player	Lionel Messi
Team	Barcelona
Year	2004-05
Memorabilia Type	Soccer Card
Manufacturer	Panini
Cards in Basket	2
Type	Rookie Card
Subject	Lionel Messi
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 138 of 174

Schedule XLVII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 192

Series Designation of #HonusWagner1910PSA5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#HonusWagner1910PSA5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #HonusWagner1910PSA5 with effect from the effective date hereof and shall continue to act as the Managing Member of #HonusWagner1910PSA5 until dissolution of #HonusWagner1910PSA5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #HonusWagner1910PSA5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #HonusWagner1910PSA5 through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #HonusWagner1910PSA5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #HonusWagner1910PSA5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $190,000.
Number of #HonusWagner1910PSA5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #HonusWagner1910PSA5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #HonusWagner1910PSA5 sold at the Initial Offering of the #HonusWagner1910PSA5 Interests (excluding the #HonusWagner1910PSA5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 139 of 174

Other rights	Holders of #HonusWagner1910PSA5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #HonusWagner1910PSA5 Interests.
Officers	There shall initially be no specific officers associated with #HonusWagner1910PSA5, although, the Managing Member may appoint Officers of #HonusWagner1910PSA5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	According to Heritage Auctions, “While the issue may not be familiar to the casual collector, the image most assuredly is. It’s an artful reimagining of Carl Horner’s definitive photographic portrait, the same image utilized for the creation of the short-printed T206 tobacco card which serves as the hobby’s most coveted and valuable cardboard. Though the Tip Top issue has never achieved the pronounced level of fame that the industry’s leading tobacco set enjoys, it’s a strong contender in considerations of scarcity, aesthetics and historical import.”
•	The rather flimsy paper stock utilized in the set’s creation is largely to blame for the scarcity and condition issues, this card received a grade of PSA 5.
•	This card is one of three to receive a grade of PSA 5 out of 25 submissions, with no cards receiving a higher grade.
•	A PSA 5 most recently sold via Heritage Auctions for $75,000 on 2/28/21.

Notable Features:

•	This card represents one of the 3 highest graded examples in existence.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #HonusWagner1910PSA5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 140 of 174

SERIES #HonusWagner1910PSA5
Sport	Baseball
Professional League	MLB
Player	Honus Wagner
Team	Pittsburgh Pirates
Year	1910
Memorabilia Type	Baseball Card
Manufacturer	Tip Top Bread
Era	Vintage
Type	Rookie Card
Subject	Honus Wagner
Authentication	PSA
Grade	PSA 5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 141 of 174

Schedule XLVIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 193

Series Designation of #Mantle1953Bowman8Basket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Mantle1953Bowman8Basket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Mantle1953Bowman8Basket with effect from the effective date hereof and shall continue to act as the Managing Member of #Mantle1953Bowman8Basket until dissolution of #Mantle1953Bowman8Basket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Mantle1953Bowman8Basket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Mantle1953Bowman8Basket through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Mantle1953Bowman8Basket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Mantle1953Bowman8Basket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $75,000.
Number of #Mantle1953Bowman8Basket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Mantle1953Bowman8Basket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Mantle1953Bowman8Basket sold at the Initial Offering of the #Mantle1953Bowman8Basket Interests (excluding the #Mantle1953Bowman8Basket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 142 of 174

Other rights	Holders of #Mantle1953Bowman8Basket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Mantle1953Bowman8Basket Interests.
Officers	There shall initially be no specific officers associated with #Mantle1953Bowman8Basket, although, the Managing Member may appoint Officers of #Mantle1953Bowman8Basket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The offering contains a basket of two (2) 1953 Bowman Mickey Mantle cards both graded PSA 8.
•	These PSA 8’s are two of 111 to receive the grade with 23 graded higher out of 2,154 graded examples.
•	The most recent example of a PSA 8 sale is from 1/12/21 for $10,850 on eBay.
•	According to PSA Card Facts, “Noted for their domineering, vivid photographic images and considered among the most beautiful modern-era set of baseball cards produced, the set offered facial details and uniform features never before seen on any predecessor.”

Notable Features:

•	The offering contains a basket of two (2) 1953 Bowman Mickey Mantle cards both graded PSA 8.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1953Bowman8Basket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 143 of 174

SERIES #Mantle1953Bowman8Basket
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1953
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Basket	2
Type	Vintage
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 8

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 144 of 174

Schedule XLIX to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 194

Series Designation of #Mantle1953Topps8,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Mantle1953Topps8, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Mantle1953Topps8 with effect from the effective date hereof and shall continue to act as the Managing Member of #Mantle1953Topps8 until dissolution of #Mantle1953Topps8 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Mantle1953Topps8 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Mantle1953Topps8 through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Mantle1953Topps8 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Mantle1953Topps8 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $132,250.
Number of #Mantle1953Topps8 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Mantle1953Topps8 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Mantle1953Topps8 sold at the Initial Offering of the #Mantle1953Topps8 Interests (excluding the #Mantle1953Topps8 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 145 of 174

Other rights	Holders of #Mantle1953Topps8 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Mantle1953Topps8 Interests.
Officers	There shall initially be no specific officers associated with #Mantle1953Topps8, although, the Managing Member may appoint Officers of #Mantle1953Topps8 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	The offering contains a 1953 Topps Mickey Mantle with a grade of PSA 8
•	This PSA 8 is one of 94 to receive the grade with 12 graded higher out of 3,516 graded examples.
•	The most recent sale of a PSA 8 is $40,501 on 12/10/20 via Mile High Auctions. VCP pricing guide tracks sales of PSA 7 examples as rising from $17,679 on 11/29/20 to $30,000 on 2/17/21, a 69% increase over that time.
•	According to PSA Card Facts, each card “bears a recognizable artistic depiction of the featured player, a single bottom corner caption area (red for American League and black for National League) relating the player’s name and position, plus his team logo.”
•	PSA also notes that, “Conspicuous in their absence (from the set) were depictions of Ted Williams, engaged in his second tour of duty for the US Marine Corps, and contemporaries Gil Hodges, Stan Musial, and Duke Snider, the three of whom were under exclusive contract to Bowman.”

Notable Features:

•	The card features a large portrait of Mantle in his blue Yankees cap

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mantle1953Topps8 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 146 of 174

SERIES #Mantle1953Topps8
Sport	Baseball
Professional League	MLB
Player	Mickey Mantle
Team	New York Yankees
Year	1953
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Offering	1
Type	Vintage
Subject	Mickey Mantle
Authentication	PSA
Grade	PSA 8

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 147 of 174

Schedule L to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 195

Series Designation of #Mays1957LadderBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#Mays1957LadderBasket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #Mays1957LadderBasket with effect from the effective date hereof and shall continue to act as the Managing Member of #Mays1957LadderBasket until dissolution of #Mays1957LadderBasket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #Mays1957LadderBasket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #Mays1957LadderBasket through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #Mays1957LadderBasket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #Mays1957LadderBasket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $108,750.
Number of #Mays1957LadderBasket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #Mays1957LadderBasket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #Mays1957LadderBasket sold at the Initial Offering of the #Mays1957LadderBasket Interests (excluding the #Mays1957LadderBasket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 148 of 174

Other rights	Holders of #Mays1957LadderBasket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #Mays1957LadderBasket Interests.
Officers	There shall initially be no specific officers associated with #Mays1957LadderBasket, although, the Managing Member may appoint Officers of #Mays1957LadderBasket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is THREE 1957 Topps Willie Mays graded by PSA. The cards have received grades of 8, 8.5 and 9 respectively.

•	Out of 4,003 submitted examples, 279 have received a grade of PSA 8, 19 have received a grade of PSA 8.5 and 26 have received a grade of PSA 9. There have been no submissions to receive a PSA 10 grade.

•	A PSA 8.5 most recently sold for an all-time high of $16,200 on 2/28/21 via Heritage Auctions.

•	A PSA 8 most recently sold for $3,950 on 3/22/21 via eBay.

•	VCP tracks the last PSA 9 sale on 12/13/20 for $27,600 via Heritage Auctions. Since that time PSA 8s have risen from $1,630 to $3,950 (a 142% increase) and PSA 8.5s have risen from $4,995 to $16,200 (a 224% increase).

Notable Features:

•	The cards feature an image of Willie Mays posing in his New York Giants uniform with his bat on this shoulder.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Mays1957LadderBasket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 149 of 174

SERIES #Mays1957LadderBasket
Sport	Baseball
Professional League	MLB
Player	Willie Mays
Team	San Francisco Giants
Year	1957
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Basket	3
Type	Vintage
Subject	Willie Mays
Authentication	PSA
Grade	8, 8.5, 9

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 150 of 174

Schedule LI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 196

Series Designation of #AaronDecadeBasket,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#AaronDecadeBasket, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #AaronDecadeBasket with effect from the effective date hereof and shall continue to act as the Managing Member of #AaronDecadeBasket until dissolution of #AaronDecadeBasket pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #AaronDecadeBasket shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #AaronDecadeBasket through that certain Consignment Agreement dated as of 3/19/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #AaronDecadeBasket from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #AaronDecadeBasket Interests the Company can issue may not exceed the purchase price, in the aggregate, of $113,250.
Number of #AaronDecadeBasket Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #AaronDecadeBasket Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #AaronDecadeBasket sold at the Initial Offering of the #AaronDecadeBasket Interests (excluding the #AaronDecadeBasket Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 151 of 174

Other rights	Holders of #AaronDecadeBasket Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #AaronDecadeBasket Interests.
Officers	There shall initially be no specific officers associated with #AaronDecadeBasket, although, the Managing Member may appoint Officers of #AaronDecadeBasket from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering is ELEVEN Hank Aaron Topps cards from 1961 through 1971, all graded PSA 9 except 1962 which is graded PSA 8.5.
•	Out of 2,540 submissions for 1961 only 52 received a grade of PSA 9 with none graded higher.
•	Out of 2,398 submissions for 1962 only six received a grade of PSA 8.5 with 18 graded higher.
•	Out of 2,276 submissions for 1963 only 36 received a grade of PSA 9 with one graded higher.
•	Out of 2,879 submissions for 1964 only 83 received a grade of PSA 9 with eight graded higher.
•	Out of 3,642 submissions for 1965 only 105 received a grade of PSA 9 with three graded higher.
•	Out of 1,808 submissions for 1966 only 50 received a grade of PSA 9 with four graded higher.
•	Out of 2,960 submissions for 1967 only 69 received a grade of PSA 9 with none graded higher.
•	Out of 3,362 submissions for 1968 only 160 received a grade of PSA 9 with five graded higher.
•	Out of 3,047 submissions for 1969 only 64 received a grade of PSA 9 with four graded higher.
•	Out of 2,650 submissions for 1970 only 80 received a grade of PSA 9 with six graded higher.
•	Out of 3,023 submissions for 1971 only 39 received a grade of PSA 9 with four graded higher.

Notable Features:

•	This basket features one Hank Aaron Topps card from every year from 1961 through 1971

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #AaronDecadeBasket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 152 of 174

SERIES #AaronDecadeBasket
Sport	Baseball
Professional League	MLB
Player	Hank Aaaron
Team	Atlanta Braves
Year	1961-1971
Memorabilia Type	Baseball Card
Manufacturer	Topps
Cards in Basket	11
Type	Vintage
Subject	Hank Aaron
Authentication	PSA
Grade	PSA 9s (1962 8.5)

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 153 of 174

Schedule LII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 197

Series Designation of #BILLRUSSELLEXQUISITEBGS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BILLRUSSELLEXQUISITEBGS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BILLRUSSELLEXQUISITEBGS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #BILLRUSSELLEXQUISITEBGS9 until dissolution of #BILLRUSSELLEXQUISITEBGS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BILLRUSSELLEXQUISITEBGS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BILLRUSSELLEXQUISITEBGS9 through that certain Consignment Agreement dated as of 4/8/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BILLRUSSELLEXQUISITEBGS9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BILLRUSSELLEXQUISITEBGS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $175,000.
Number of #BILLRUSSELLEXQUISITEBGS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BILLRUSSELLEXQUISITEBGS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BILLRUSSELLEXQUISITEBGS9 sold at the Initial Offering of the #BILLRUSSELLEXQUISITEBGS9 Interests (excluding the #BILLRUSSELLEXQUISITEBGS9 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 154 of 174

Other rights	Holders of #BILLRUSSELLEXQUISITEBGS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BILLRUSSELLEXQUISITEBGS9 Interests.
Officers	There shall initially be no specific officers associated with #BILLRUSSELLEXQUISITEBGS9, although, the Managing Member may appoint Officers of #BILLRUSSELLEXQUISITEBGS9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Exquisite Collection basketball cards are widely considered the premier cards in the hobby, routinely being called “fine-art equivalents”.
•	Exquisite Basketball is notoriously difficult to find in high grade examples due to fragile corners and edges with damage magnified by the dark colored borders.
•	Featuring both an autograph and an incredibly rare patch of game-worn jersey, this card is numbered 6/6, a highly-coveted “jersey number” card, and graded 9 by BGS with a bold blue 10 autograph by Beckett.
•	Out of 4 total submissions this is the highest graded and a true POP 1.
•	A BGS 8 graded copy of this card sold for $19,200 in October of 2019 via Goldin Auctions.

Notable Features:

•	This card features a black and white image of Bill Rusell mid-hook shot in his green Celtics uniform.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #BillRussellExquisite going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 155 of 174

SERIES #BillRussellExquisite
Sport	Basketball
Professional League	NBA
Player	Bill Russell
Team	Boston Celtics
Year	2003-04
Memorabilia Type	Basketball Card
Manufacturer	Upper Deck
Cards in Offering	1
Subject	Bill Russell
Era	Modern
Authentication	BGS
Grade	9

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 156 of 174

Schedule LIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 198

Series Designation of #YOGIBERRARCPSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#YOGIBERRARCPSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #YOGIBERRARCPSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #YOGIBERRARCPSA9 until dissolution of #YOGIBERRARCPSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #YOGIBERRARCPSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #YOGIBERRARCPSA9 through that certain Consignment Agreement dated as of 4/8/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #YOGIBERRARCPSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #YOGIBERRARCPSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $130,000.
Number of #YOGIBERRARCPSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #YOGIBERRARCPSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #YOGIBERRARCPSA9 sold at the Initial Offering of the #YOGIBERRARCPSA9 Interests (excluding the #YOGIBERRARCPSA9 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 157 of 174

Other rights	Holders of #YOGIBERRARCPSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #YOGIBERRARCPSA9 Interests.
Officers	There shall initially be no specific officers associated with #YOGIBERRARCPSA9, although, the Managing Member may appoint Officers of #YOGIBERRARCPSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Overview and authentication:

•	According to PSA Card Facts, “The 1948 Bowman set marked the company’s entrance into the baseball card fray….Rookie cards include those of future Hall of Famers Ralph Kiner, Yogi Berra, Warren Spahn and Stan Musial.”
•	This Yogi Berra rookie card has received a grade of Mint 9 from PSA.
•	Of the 1,474 submissions of this card only 10 have received a grade of 9, with only 1 card receiving a 10.
•	VCP Pricing guide tracks the most recent public sale of a PSA 9 as $19,200 on 4/18/19 via Heritage Auctions.
•	Between 4/8/19 and 3/16/21, PSA 8 copies of this card have risen in price from $2,900 to $17,400, a 500% increase over that time

Notable Features:

•	This card features a black and white image of Yogi Berra in his follow through wearing a blue yankees cap

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #YogiBerraRCPSA9 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 158 of 174

SERIES #YogiBerraRCPSA9
Sport	Baseball
Professional League	MLB
Player	Yogi Berra
Team	New York Yankees
Year	1948
Memorabilia Type	Baseball Card
Manufacturer	Bowman
Cards in Offering	1
Subject	Yogi Berra
Era	Vintage
Authentication	PSA
Grade	9

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 159 of 174

Schedule LIV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 199

Series Designation of #TRAEYOUNGFLAWLESSGREENBGS9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#TRAEYOUNGFLAWLESSGREENBGS9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #TRAEYOUNGFLAWLESSGREENBGS9 with effect from the effective date hereof and shall continue to act as the Managing Member of #TRAEYOUNGFLAWLESSGREENBGS9 until dissolution of #TRAEYOUNGFLAWLESSGREENBGS9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #TRAEYOUNGFLAWLESSGREENBGS9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #TRAEYOUNGFLAWLESSGREENBGS9 through that certain Consignment Agreement dated as of 4/9/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #TRAEYOUNGFLAWLESSGREENBGS9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #TRAEYOUNGFLAWLESSGREENBGS9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $30,000.
Number of #TRAEYOUNGFLAWLESSGREENBGS9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #TRAEYOUNGFLAWLESSGREENBGS9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 160 of 174

Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #TRAEYOUNGFLAWLESSGREENBGS9 sold at the Initial Offering of the #TRAEYOUNGFLAWLESSGREENBGS9 Interests (excluding the #TRAEYOUNGFLAWLESSGREENBGS9 Interests acquired by any Person other than Investor Members).
Other rights	Holders of #TRAEYOUNGFLAWLESSGREENBGS9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #TRAEYOUNGFLAWLESSGREENBGS9 Interests.
Officers	There shall initially be no specific officers associated with #TRAEYOUNGFLAWLESSGREENBGS9, although, the Managing Member may appoint Officers of #TRAEYOUNGFLAWLESSGREENBGS9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Considered one of the top collectible rookie cards for NBA phenom, Trae Young.
•	Numbered to only 5, the asset has all the ingredients of a sound investment: low population, high scarcity, attractive and collectible underlying asset, rookie addition, autograph on the card.
•	Panini Flawless is considered by many to be the preeminent modern basketball product.
•	Graded a 9 by Beckett, one of the top grading agencies in the industry. This is the ONLY Green variation numbered to 5 that has been graded by Beckett to date.

Notable Features:

•	The card features Trae Young attempting what appears to be a contested layup in his Atlanta Hawks red jersey. The autograph is stuck beautifully in blue ink at the bottom of the card.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #TraeYoungFlawlessGreenBGS9 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 161 of 174

SERIES #TraeYoungFlawlessGreenBGS9
Sport	Basketball
Professional League	NBA
Player	Trae Young
Team	Atlanta Hawks
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Subject	Trae Young
Era	Modern
Authentication	BGS
Grade	BGS 9

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 162 of 174

Schedule LV to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 200

Series Designation of #MAGICBIRDDRJ1980PSA9,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MAGICBIRDDRJ1980PSA9, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MAGICBIRDDRJ1980PSA9 with effect from the effective date hereof and shall continue to act as the Managing Member of #MAGICBIRDDRJ1980PSA9 until dissolution of #MAGICBIRDDRJ1980PSA9 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MAGICBIRDDRJ1980PSA9 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MAGICBIRDDRJ1980PSA9 through that certain Consignment Agreement dated as of 3/14/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MAGICBIRDDRJ1980PSA9 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MAGICBIRDDRJ1980PSA9 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $60,000.
Number of #MAGICBIRDDRJ1980PSA9 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MAGICBIRDDRJ1980PSA9 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MAGICBIRDDRJ1980PSA9 sold at the Initial Offering of the #MAGICBIRDDRJ1980PSA9 Interests (excluding the #MAGICBIRDDRJ1980PSA9 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 163 of 174

Other rights	Holders of #MAGICBIRDDRJ1980PSA9 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MAGICBIRDDRJ1980PSA9 Interests.
Officers	There shall initially be no specific officers associated with #MAGICBIRDDRJ1980PSA9, although, the Managing Member may appoint Officers of #MAGICBIRDDRJ1980PSA9 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	This offering contains TWO 1980 Topps Scoring Leader Bird, Erving, Johnson cards in PSA 9 grades.
•	According to PSA Card Facts cards, “This is the key rookie card of the two most popular players of the 1980s. Larry Bird, a forward, and Magic Johnson, a point guard, had a competitive fire between them that started at the college level. After Bird led Indiana State to the NCAA Finals during the 1978-79 season, Magic and Michigan State ruined Bird’s dream season by defeating Indiana for the title. From that point forward, the rivalry began”.
•	These cards are two of 613 to receive a grade of 9 from PSA, with only 24 receiving a higher grade out of 8,955 submissions.
•	PSA goes on to say, “This three-player card, one that also includes Julius Erving, is notorious for having black print defects scattered across the front and is fairly difficult to find perfectly centered.”
•	CardLadder tracks sales of 1980 Topps Scoring Leader Bird, Erving, Johnson cards in PSA 9 at an average of $49,640 and rising from $24,000 to $51,600, with a high of $70,000 over the last 3 months.

Notable Features:

•	The cards feature rookie images of Larry Bird and Magic Johnson on either side of “scoring leader” Julius Erving.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MagicBirdDrJ1980PSA9 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 164 of 174

Sport	Basketball
Professional League	NBA
Player	Magic Johnson, Larry Bird & Julius Erving
Team	Los Angeles Lakers, Boston Celtics & Philadelphia 76ers
Year	1980
Memorabilia Type	Basketball Card
Manufacturer	Topps
Cards in Offering	1
Subject	Magic Johnson, Larry Bird & Julius Erving
Authentication	PSA
Grade	9
Type	Tri-panel perforated
Rookie Vintage	Yes (Bird & Magic)

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 165 of 174

Schedule LVI to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 201

Series Designation of #BRADY2000SPXSPECTRUMBGS9.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#BRADY2000SPXSPECTRUMBGS9.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #BRADY2000SPXSPECTRUMBGS9.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #BRADY2000SPXSPECTRUMBGS9.5 until dissolution of #BRADY2000SPXSPECTRUMBGS9.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #BRADY2000SPXSPECTRUMBGS9.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #BRADY2000SPXSPECTRUMBGS9.5 through that certain Consignment Agreement dated as of 4/11/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #BRADY2000SPXSPECTRUMBGS9.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #BRADY2000SPXSPECTRUMBGS9.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $600,000.
Number of #BRADY2000SPXSPECTRUMBGS9.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #BRADY2000SPXSPECTRUMBGS9.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #BRADY2000SPXSPECTRUMBGS9.5 sold at the Initial Offering of the #BRADY2000SPXSPECTRUMBGS9.5 Interests (excluding the #BRADY2000SPXSPECTRUMBGS9.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 166 of 174

Other rights	Holders of #BRADY2000SPXSPECTRUMBGS9.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #BRADY2000SPXSPECTRUMBGS9.5 Interests.
Officers	There shall initially be no specific officers associated with #BRADY2000SPXSPECTRUMBGS9.5, although, the Managing Member may appoint Officers of #BRADY2000SPXSPECTRUMBGS9.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Considered one of the future Hall of Famer Tom Brady’s most prized Rookie Cards.
•	Numbered to only 25, the asset has all the ingredients of a sound investment: low population, high scarcity, attractive and collectible underlying asset.
•	Graded 9.5 by BGS this card is a POP 5, with none graded higher out of the 15 total submissions.

 Notable Features:

•	The card features Tom Brady in his Red Patriots practice jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #Brady2000SPXSpectrumBGS9.5 going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 167 of 174

SERIES #Brady2000SPXSpectrumBGS9.5
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year	2000
Memorabilia Type	Football Card
Manufacturer	SPx
Cards in Offering	1
Subject	Tom Brady
Era	Modern
Authentication	BGS
Grade	BGS 9.5

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 168 of 174

Schedule LVII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 202

Series Designation of #MPJCHAMPIONSHIPTICKET.5,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#MPJCHAMPIONSHIPTICKET.5, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #MPJCHAMPIONSHIPTICKET.5 with effect from the effective date hereof and shall continue to act as the Managing Member of #MPJCHAMPIONSHIPTICKET.5 until dissolution of #MPJCHAMPIONSHIPTICKET.5 pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #MPJCHAMPIONSHIPTICKET.5 shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #MPJCHAMPIONSHIPTICKET.5 through that certain Consignment Agreement dated as of 4/11/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #MPJCHAMPIONSHIPTICKET.5 from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #MPJCHAMPIONSHIPTICKET.5 Interests the Company can issue may not exceed the purchase price, in the aggregate, of $35,000.
Number of #MPJCHAMPIONSHIPTICKET.5 Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #MPJCHAMPIONSHIPTICKET.5 Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #MPJCHAMPIONSHIPTICKET.5 sold at the Initial Offering of the #MPJCHAMPIONSHIPTICKET.5 Interests (excluding the #MPJCHAMPIONSHIPTICKET.5 Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 169 of 174

Other rights	Holders of #MPJCHAMPIONSHIPTICKET.5 Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #MPJCHAMPIONSHIPTICKET.5 Interests.
Officers	There shall initially be no specific officers associated with #MPJCHAMPIONSHIPTICKET.5, although, the Managing Member may appoint Officers of #MPJCHAMPIONSHIPTICKET.5 from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Panini Contenders is considered one of the primary NBA products and the rookie autographs contained within are some of the most sought after.
•	Numbered 1 of 1, this card is the premier Michael Porter Jr card from the set and one of the most sought after MPJ rookie cards in the entire hobby.
•	Graded a 9 by BGS with a 10 autograph this card is a true POP 1.
•	As of 4/12/21, CardLadder tracks the price of MPJ Prizm PSA 10 rookie cards as rising 27.5% over the prior 2 months.

Notable Features:

•	The card features Michael Porter Jr. with the ball held at his waist seeming to prepare for a shot wearing his blue Nuggets jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #MPJChampionshipTicket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 170 of 174

SERIES #MPJChampionshipTicket
Sport	Basketball
Professional League	NBA
Player	Michael Porter Jr.
Team	Denver Nuggets
Year	2018-19
Memorabilia Type	Basketball Card
Manufacturer	Panini
Cards in Offering	1
Subject	Michael Porter Jr.
Era	Modern
Authentication	BGS
Grade	BGS 9/10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 171 of 174

Schedule LVIII to Tenth Amendment to Collectable Sports Assets, LLC Amended and Restated Limited Liability Company Agreement

Exhibit 203

Series Designation of #ERLINGHAALANDPSA10BASKET,
a series of Collectable Sports Assets, LLC

Capitalized terms used but not defined herein have the meanings assigned to such terms in the Limited Liability Company Agreement of Collectable Sports Assets, LLC, as in effect as of the effective date set forth below (the “Agreement”). References to Sections and Articles set forth herein are references to Sections and Articles of the Agreement.

Name of Series	#ERLINGHAALANDPSA10BASKET, a series of Collectable Sports Assets, LLC, a Delaware limited liability company
Date of establishment	April 15, 2021
Managing Member	CS Asset Manager, LLC, a Delaware limited liability company, is appointed as the Managing Member of #ERLINGHAALANDPSA10BASKET with effect from the effective date hereof and shall continue to act as the Managing Member of #ERLINGHAALANDPSA10BASKET until dissolution of #ERLINGHAALANDPSA10BASKET pursuant to Section 11.1(b) or its removal and replacement pursuant to Section 4.3 or ARTICLE X.
Initial Member	CS Asset Manager, LLC, a Delaware limited liability company
Series Asset	The Series Assets of #ERLINGHAALANDPSA10BASKET shall comprise the asset as further described in Schedule 1 attached hereto, which will be acquired by #ERLINGHAALANDPSA10BASKET through that certain Consignment Agreement dated as of 4/12/21, as it may be amended from time to time, and any assets and liabilities associated with such asset and such other assets and liabilities acquired by #ERLINGHAALANDPSA10BASKET from time to time, as determined by the Managing Member in its sole discretion.
Asset Manager	CS Asset Manager, LLC, a Delaware limited liability company.
Management Fee	As stated in Section 7.1 of the Agreement.
Issuance	Subject to Section 6.3(a)(i), the maximum number of #ERLINGHAALANDPSA10BASKET Interests the Company can issue may not exceed the purchase price, in the aggregate, of $55,000.
Number of #ERLINGHAALANDPSA10BASKET Interests held by the Managing Member and its Affiliates	The Managing Member must purchase a minimum of 0.5% and may purchase additional #ERLINGHAALANDPSA10BASKET Interests (including in excess of 10%), in its sole discretion, through the Offering.
Broker	Dalmore Group, LLC, a New York limited liability company.
Brokerage Fee	Up to 1.00% of the gross proceeds of the Interests from #ERLINGHAALANDPSA10BASKET sold at the Initial Offering of the #ERLINGHAALANDPSA10BASKET Interests (excluding the #ERLINGHAALANDPSA10BASKET Interests acquired by any Person other than Investor Members).

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 172 of 174

Other rights	Holders of #ERLINGHAALANDPSA10BASKET Interests shall have no conversion, exchange, sinking fund, redemption or appraisal rights, no preemptive rights to subscribe for any securities of the Company and no preferential rights to distributions of #ERLINGHAALANDPSA10BASKET Interests.
Officers	There shall initially be no specific officers associated with #ERLINGHAALANDPSA10BASKET, although, the Managing Member may appoint Officers of #ERLINGHAALANDPSA10BASKET from time to time, in its sole discretion.
Aggregate Ownership Limit	As stated in Section 1.1.
Minimum Interests	One (1) Interest per Member.

Schedule 1

Asset Description

Overview and authentication:

•	Topps Chrome is considered one of the premier Soccer products in the hobby today, and the one with the most widespread appeal.
•	This offering contains TEN Erling Haaland Topps Chrome cards, all graded 10 by PSA.
•	Of the 702 submitted examples, 480 have received a PSA 10 grade. This offering represents 2.08% of the existing PSA 10 graded examples of this card.
•	CardLadder tracks these cards as rising in price from $850 on 1/11/21 to $4,100 on 4/10/21, a 335% growth over that time.

Notable Features:

•	These cards feature Erling Haaland mid-dribble wearing his bright yellow Borussia Dortmund jersey.

Notable Defects:

There are none.

Depreciation

The Company treats Memorabilia and Collectibles assets as collectible and therefore will not depreciate or amortize the SERIES #ErlingHaalandPSA10Basket going forward.

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 173 of 174

SERIES #ErlingHaalandPSA10Basket
Sport	Soccer
Professional League	Bundesliga
Player	Erling Haaland
Team	Borussia Dortmund
Year	2019
Memorabilia Type	Soccer Card
Manufacturer	Topps
Cards in Offering	10
Subject	Erling Haaland
Era	Modern
Authentication	PSA
Grade	PSA 10

Schedules to Tenth Amendment to Limited Liability Company Agreement – Collectable Sports Assets, LLC – Page 174 of 174